Exhibit 10.1
FOIA CONFIDENTIAL TREATMENT REQUESTED
PORTIONS OF THIS EXHIBIT MARKED BY [**Redacted**] HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION
HM0210-10-C-0002
UNCLASSIFIED//FOR OFFICIAL USE ONLY
WHEN SEPARATED FROM ATTACHMENT 1
The information contained in this document must be protected in its entirety as
UNCLASSIFIED//FOR OFFICIAL USE ONLY.
Any combination of paragraphs marked “UNCLASSIFIED” must be reviewed in the event they, by compilation, disclose information at the UNCLASSIFIED//FOR OFFICIAL USE ONLY level as well.

(U) SECTION A — Solicitation/Contract Form	22
Standard Form (SF) 1449, Solicitation, Offer and Award	22
(U) SECTION B — Supplies or Services/Prices	22
(U) BASE PERIOD	22
B.1 (U) CONTRACT LINE ITEM NUMBER 0001: COMMERCIAL SATELLITE IMAGERY — SERVICE LEVEL AGREEMENT FOR PIXEL & IMAGERY ACQUISITION/OPERATIONS (BASELINE COLLECTION CAPACITY)	22
B.2 (U) CLIN 0002: [**Redacted**]	22
B.3 (U) CLIN 0003: [**Redacted**]	22
B.4 (U) CLIN 0004: COMMERCIAL SATELLITE IMAGERY — VALUE-ADDED PRODUCTS AND SERVICES	22
B.5 (U) CLIN 0005: COMMERCIAL SATELLITE IMAGERY — PHYSICAL MEDIA DELIVERY	23
B.6 (U) CLIN 0006: COMMERCIAL SATELLITE IMAGERY — SYSTEM ENGINEERING SERVICES SUPPORT	23
B.7 (U) TOTAL CONTRACT PRICE/TOTAL CONTRACT FUNDING	23
B.8 (U) CLIN DESCRIPTION	25
B.9 (U) CONTRACT TYPE	25
(U) OPTION PERIODS	25
B.10 (U) OPTION CLINs 0101, 0201, 0301, 0401, 0501, 0601, 0701, 0801, AND 0901 — COMMERCIAL SATELLITE IMAGERY — SERVICE LEVEL AGREEMENT FOR PIXEL & IMAGERY ACQUISITION/OPERATIONS (BASELINE COLLECTION CAPACITY)	25
B.11 (U) OPTION [**Redacted**]	26
B.12 (U) OPTION [**Redacted**]	26
B.13 (U) OPTION [**Redacted**]	26
B.14 (U) OPTION CLINs 0104, 0204, 0304, 0404, 0504, 0604, 0704, 0804, AND 0904: COMMERCIAL SATELLITE IMAGERY — VALUE-ADDED PRODUCTS AND SERVICES	26
B.15 (U) OPTION CLINs 0105, 0205, 0305, 0405, 0505, 0605, 0705, 0805, AND 0905: COMMERCIAL SATELLITE IMAGERY — PHYSICAL MEDIA DELIVERY	27
B.16 (U) OPTION CLINs 0106, 0206, 0306, 0406, 0506, 0606, 0706, 0806, AND 0906: COMMERCIAL SATELLITE IMAGERY — SYSTEM ENGINEERING SERVICES SUPPORT	27
(U) SECTION C — Description/Specifications	28
C.1 (U) STATEMENT OF WORK	28
(U) SECTION D — Packaging and Marking	29
D.1 (U) PACKAGING AND MARKING INSTRUCTIONS PRESERVATION, PACKAGING, PACKING, AND MARKING OF SHIPMENTS (COMMERCIALLY PACKAGED ITEMS)	29
D.2 (U) PROHIBITED PACKING MATERIALS	29
D.3 (U) MARKINGS OF WARRANTED ITEMS	29
(U) SECTION E — Inspection and Acceptance	30
E.1 (U) FAR 52.246-6 INSPECTION — TIME-AND-MATERIAL AND LABOR-HOUR. (MAY 2001)	30
E.2 (U) INSPECTION	30
E.3 (U) ACCEPTANCE	30
(U) SECTION F — Deliveries or Performance	31
F.1 (U) FAR 52.242-15 STOP-WORK ORDER. (AUG 1989)	31
F.2 (U) FAR 52.247-34 F.O.B. DESTINATION. (NOV 1991)	31
F.3 (U) CONSIGNEE AND ADDRESS	31
F.4 (U) PERSONAL DELIVERY	31

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F.5 (U) PERIOD OF PERFORMANCE	31
F.6 (U) PLACE OF DELIVERY	32
F.7 (U) DATA DELIVERABLE	32
(U) SECTION G — Contract Administration Data	33
G.1 (U) AUTHORITY AND DESIGNATION OF A CONTRACTING OFFICER’S REPRESENTATIVE (COR)	33
G.2 (U) NGA: SUBMISSION OF INVOICES (MAY 2008)	34
G.3 (U) NGA: GOVERNMENT REPRESENTATIVE (SEP 2003)	34
G.4 (U) NGA: CONTRACT ADMINISTRATION (SEP 2003)	34
G.5 (U) NGA: PAYMENT INSTRUCTIONS FOR MULTIPLE ACCOUNTING CLASSIFICATION CITATIONS (SEP 2003)	35
G.6 (U) ACCOUNTING AND APPROPRIATION DATA	35
(U) SECTION H — Special Contract Requirements	36
H.1 (U) NGA: 5X52.209-9003 PROTECTION OF INFORMATION AND NONDISCLOSURE AGREEMENTS (JULY 2006)	36
H.2 (U) NGA: 5X52.37-9000 CONTRACTOR EMPLOYEE DATA FOR ACCESS TO NGA FACILITIES OR SENSITIVE SYSTEMS (OCT 2005)	37
H.3 (U) NGA: 5X45.592-9000 GOVERNMENT-FURNISHED LIMITED DISTRIBUTION MATERIALS (JUNE 2004)	38
H.4 (U) NGA: KEY PERSONNEL (SEP 2003) (MODIFIED)	39
H.5 (U) NGA: DISCLAIMER STATEMENT (SEP 2003)	40
H.6 (U) NGA: 5X52.227-9000 UNAUTHORIZED USE OF NGA NAME, SEAL, AND INITIALS (JUNE 2006)	40
H.7 (U) ORDERING PROCEDURES (CLIN Series 0x04)	40
H.8 (U) NGA: 5X252.204-7000-90 PUBLIC RELEASE OF INFORMATION (APR 2004)	41
H.9 (U) NON-PUBLICITY	41
H.10 (U) NGA: INSURANCE (SEP 2003)	42
H.11 (U) NGA: PERFORMANCE OF WORK ON GOVERNMENT PREMISES (SEP 2003)	42
H.12 (U) NGA: INTENTION TO USE CONSULTANTS (SEP 2003)	42
H.13 (U) NGA: 5X45.102-9000 GOVERNMENT FURNISHED ACCOUNTABLE PROPERTY (MAY 2003)	43
H.14 (U) NGA: 5X52.227-9001 ACTIVITIES THAT AFFECT U.S. PERSONS (DEC 2004)	44
H.15 (U) NGA: 5X52.207-9000 DOD BASE REALIGNMENT AND CLOSURE (APR 2008)	44
H.16 (U) NGA: 5X52.242-9001 OBSERVANCE OF LEGAL HOLIDAYS & CLOSURE OF NGA (OCT 2008) (MODIFIED)	44
H.17 (U) SECURITY REQUIREMENTS — CONTRACT CLASSIFICATION	45
H.18 (U) ORGANIZATIONAL CONFLICT OF INTEREST	45
H.19 (U) SENSITIVE REQUIREMENTS AND PRODUCT HANDLING	45
H.20 (U) WARRANTY	45
H.21 (U) EXPORT CONTROL AND ASSIGNMENT OF PERSONNEL	46
H.22 (U) EMERGENCIES, DISASTERS, AND HUMANITARIAN EFFORTS	46
H.23 (U) NextView IMAGERY END USER LICENSE AGREEMENT	46
H.24 (U) EXERCISE OF OPTIONS	47
H.25 [**Redacted**]	47
H.26 [**Redacted**]	47
H.27 [**Redacted**]	47
H.28 [**Redacted**]	48
H.29 [**Redacted**]	48
H.30 [**Redacted**]	48
H.31 [**Redacted**]	48
(U) SECTION I — Contract Clauses	48
I.1 (U) FAR 52.204-2 SECURITY REQUIREMENTS. (AUG 1996)	48
I.2 (U) FAR 52.204-4 PRINTED OR COPIED DOUBLE-SIDED ON RECYCLED PAPER. (AUG 2000)	48
I.3 (U) FAR 52.204-7 CENTRAL CONTRACTOR REGISTRATION. (APR 2008)	48
I.4 (U) FAR 52.212-4 CONTRACT TERMS AND CONDITIONS — COMMERCIAL ITEMS. (MAR 2009)	48
I.5 (U) FAR 52.212-4 CONTRACT TERMS AND CONDITIONS — COMMERCIAL ITEMS. (MAR 2009) — ALTERNATE I (OCT 2008) (Applicable to CLIN 0x05 and CLIN 0x06 series only)	48
I.6 (U) FAR 52.212-5 CONTRACT TERMS AND CONDITIONS REQUIRED TO IMPLEMENT STATUTES OR EXECUTIVE ORDERS—COMMERCIAL ITEMS. (APR 2010)	48
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I.7 (U) FAR 52.215-21 REQUIREMENTS FOR COST OR PRICING DATA OR INFORMATION OTHER THAN COST OR PRICING DATA — MODIFICATIONS. (OCT 1997)	52
I.8 (U) FAR 52.216-22 INDEFINITE QUANTITY. (OCT 1995) (Applicable to CLIN Series 0x04 and 0x05)	53
I.9 (U) FAR 52.217-9 OPTION TO EXTEND THE TERM OF THE CONTRACT. (MAR 2000)	53
I.10 (U) FAR 52.227-1 AUTHORIZATION AND CONSENT. (DEC 2007) Alternative I (APR 1984)	53
I.11 (U) FAR 52.227-2 NOTICE AND ASSISTANCE REGARDING PATENT AND COPYRIGHT INFRINGEMENT. (DEC 2007)	53
I.12 (U) FAR 52.232-11 EXTRAS. (APR 1984)	53
I.13 (U) FAR 52.243-1 CHANGES — FIXED-PRICE. (AUG 1987)	53
I.14 (U) FAR 52.243-7 NOTIFICATION OF CHANGES. (APR 1984)	53
I.15 (U) FAR 52.244-6 SUBCONTRACTS FOR COMMERCIAL ITEMS. (APR 2010)	55
I.16 (U) FAR 52.245-1 GOVERNMENT PROPERTY. (JUN 2007)	56
I.17 (U) FAR 52.245-9 USE AND CHARGES. (JUN 2007)	56
I.18 (U) FAR 52.252-2 CLAUSES INCORPORATED BY REFERENCE. (FEB 1998)	56
I.19 (U) FAR 52.253-1 COMPUTER GENERATED FORMS. (JAN 1991)	56
I.20 (U) DFARS 252.201-7000 CONTRACTING OFFICER’S REPRESENTATIVE. (DEC 1991)	56
I.21 (U) DFARS 252.203-7002 REQUIREMENT TO INFORM EMPLOYEES OF WHISTLEBLOWER RIGHTS. (JAN 2009)	56
I.22 (U) DFARS 252.204-7000 DISCLOSURE OF INFORMATION. (DEC 1991)	56
I.23 (U) DFARS 252.204-7003 CONTROL OF GOVERNMENT PERSONNEL WORK PRODUCT. (APR 1992)	56
I.24 (U) DFARS 252.204-7004 ALTERNATE A, CENTRAL CONTRACTOR REGISTRATION. (SEP 2007)	56
I.25 (U) DFARS 252.204-7005 ORAL ATTESTATION OF SECURITY RESPONSIBILITIES. (NOV 2001)	57
I.26 (U) DFARS 252.204-7006 BILLING INSTRUCTIONS. (OCT 2005)	57
I.27 (U) DFARS 252.209-7004 SUBCONTRACTING WITH FIRMS THAT ARE OWNED OR CONTROLLED BY THE GOVERNMENT OF A TERRORIST COUNTRY. (DEC 2006)	57
I.28 (U) DFARS 252.212-7001 CONTRACT TERMS AND CONDITIONS REQUIRED TO IMPLEMENT STATUTES OR EXECUTIVE ORDERS APPLICABLE TO DEFENSE ACQUISITIONS OF COMMERCIAL ITEMS (APR 2010)	57
I.29 (U) DFARS 252.227-7013 RIGHTS IN TECHNICAL DATA—NONCOMMERCIAL ITEMS. (NOV 1995) [**Redacted**]	59
I.30 (U) DFARS 252.227-7014 RIGHTS IN NONCOMMERCIAL COMPUTER SOFTWARE AND NONCOMMERCIAL COMPUTER SOFTWARE DOCUMENTATION. (JUN 1995) [**Redacted**]	59
I.31 (U) DFARS 252.232-7007 LIMITATION OF GOVERNMENT’S OBLIGATION. (MAY 2006)	59
I.32 (U) DFARS 252.232-7010 LEVIES ON CONTRACT PAYMENTS. (DEC 2006)	60
I.33 (U) DFARS 252.243-7001 NOTICE OF CONTRACT MODIFICATIONS. (DEC 1991)	60
I.34 (U) SUBCONTRACTING REPORTING SYSTEM	60
(U) SECTION J — List of Documents Exhibits and Other Attachments	61
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(U) SECTION A — Solicitation/Contract Form
Standard Form (SF) 1449, Solicitation, Offer and Award
(U) SECTION B — Supplies or Services/Prices
(U)	BASE PERIOD
B.1	(U) CONTRACT LINE ITEM NUMBER 0001: COMMERCIAL SATELLITE IMAGERY — SERVICE LEVEL AGREEMENT FOR PIXEL & IMAGERY ACQUISITION/OPERATIONS (BASELINE COLLECTION CAPACITY)
(U) The scope of this firm-fixed price (FFP) contract line item number (CLIN) for the acquisition and delivery of imagery and associated imagery support data under a Service Level Agreement (SLA) from the Contractor’s satellite constellation is defined in Contract Attachment 1, EnhancedView Imagery Acquisition Statement of Work. This effort is priced at the amount set forth below.

Total CLIN 0001	Baseline Quantity (sqnmi/day)	Firm Fixed Price (12 Months)
	[**Redacted**]	$250,000,000.00
B.2	(U) CLIN 0002: [**Redacted**]
(U) The scope of this FFP CLIN for the effort to develop a secure architecture and secure operations in support of the acquisition and delivery of imagery and imagery support data is defined in Contract Attachment 1, EnhancedView Imagery Acquisition Statement of Work, and in accordance with Special Contract Requirement H.24, Exercise of Options (in the event that CLIN 0002 is established as an option), and Special Contract Requirement H.30, Special Terms and Conditions for Payment, Line Item 0002 — Payment Event and Amount. This effort is priced at the amount set forth below.

Total CLIN 0002 FFP	[**Redacted**]
(U) Funds are not presently available for the full amount of CLIN 0002. The Government intends to incrementally fund CLIN 0002. The Government’s and the Contractor’s continuing obligations under this Contract are contingent upon the availability of appropriated funds from which payment for contract purposes can be made. No legal liability on the part of the Government for any payment or on the part of the Contractor for any performance under any order placed under this Contract may arise until funds are made available to the Contracting Officer for such orders and until the Contractor receives notice of such availability in writing from the Contracting Officer and the Contracting Officer modifies the contract to expressly obligate the additional funds.
B.3	(U) CLIN 0003: [**Redacted**]
B.4	(U) CLIN 0004: COMMERCIAL SATELLITE IMAGERY — VALUE-ADDED PRODUCTS AND SERVICES
(U) The scope of effort for this CLIN is defined in Contract Attachment 1, EnhancedView Imagery Acquisition Statement of Work. This effort is estimated at the amount set forth below. This CLIN has a ceiling value of [**Redacted**]. The sum of all items ordered herein and invoiced for shall not exceed [**Redacted**].

(U) Minimum Amount:	$0.00
(U) Maximum Amount:	[**Redacted**]
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(U) CLIN 0004 is an indefinite-quantity ordering CLIN for the supplies or services and prices as specified in the Statement of Work or in separately issued contractual documents and is effective for the entire period of performance or as otherwise specified. Ordering will be accomplished in accordance with Special Contract Requirement H.7, Ordering Procedures. Delivery or performance shall be made only as authorized by orders issued in accordance with the Statement of Work. The Contractor shall furnish to the Government, when and if ordered, the supplies or services specified herein up to and including the amount designated as the “maximum.” The Government has no minimum order obligations. Except for the limitations in the value specified as the maximum amount, there is no limit on the number of orders that may be issued. The Government may issue orders requiring delivery to multiple destinations or performance at multiple locations. (Funding obligations for this CLIN may occur via Standard Form 30s, Department of Defense (DD) Form 1155s, or other forms as determined at the time of award of the specific value-added requirement.)
B.5	(U) CLIN 0005: COMMERCIAL SATELLITE IMAGERY — PHYSICAL MEDIA DELIVERY
(U) The scope of effort for this CLIN is defined in Contract Attachment 1, EnhancedView Imagery Acquisition Statement of Work. This CLIN has a ceiling value of [**Redacted**]. The sum of all items provided herein and invoiced for shall not exceed [**Redacted**].

(U) Minimum Amount:	$0.00
(U) Maximum Amount:	[**Redacted**]
(U) CLIN 0005 is an indefinite-quantity ordering CLIN for the supplies or services and prices specified in the Statement of Work to support the storage and dissemination of imagery and image products on media, and is effective for the entire period of performance. Delivery or performance shall be made only as authorized by the Contracting Officer, the Contracting Officer’s Representative, or other government official as designated by the Contracting Officer. The Contractor shall furnish to the Government, when and if ordered, the supplies specified in CLIN 0005 up to and including the amount designated as the “maximum.” The Government has no minimum order obligations.
B.6	(U) CLIN 0006: COMMERCIAL SATELLITE IMAGERY — SYSTEM ENGINEERING SERVICES SUPPORT
(U) The scope of effort for this CLIN is defined in Contract Attachment 1, EnhancedView Imagery Acquisition Statement of Work. This CLIN has a ceiling value of [**Redacted**]. The sum of all effort provided herein and invoiced for shall not exceed [**Redacted**]. CLIN 0006 is a time and material (T&M) CLIN for System Engineering Services. T&M support shall be provided as directed by the Contracting Officer.
(U) CLIN 0006 will be incrementally funded in accordance with NGA budget and policy provisions. The Government’s and the Contractor’s continuing obligations under this CLIN is contingent upon the availability of appropriated funds from which payment for contract purposes can be made. No legal liability on the part of the Government for any payment or on the part of the Contractor for any performance under any task placed under this CLIN may arise until funds are made available to the Contracting Officer for such tasks and until the Contractor receives notice of such availability in writing by the Contracting Officer and the Contracting Officer modifies the contract to expressly obligate the additional funds.
B.7	(U) TOTAL CONTRACT PRICE/TOTAL CONTRACT FUNDING

This Table is UNCLASSIFIED
CLIN	Maximum Total Price	Obligated Amount	Unfunded Amount
CLIN Series 0000
0001	$250,000,000.00	[**Redacted**]	[**Redacted**]
0002	[**Redacted**]	[**Redacted**]	[**Redacted**]
0003	[**Redacted**]	[**Redacted**]	[**Redacted**]
0004	[**Redacted**]	[**Redacted**]	[**Redacted**]
0005	[**Redacted**]	[**Redacted**]	[**Redacted**]
0006	[**Redacted**]	[**Redacted**]	[**Redacted**]
Subtotal Base Contract Year 1	[**Redacted**]	[**Redacted**]	[**Redacted**]
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CLIN	Maximum Total Price	Obligated Amount	Unfunded Amount
CLIN Series 0100
0101	$250,000,000.00	[**Redacted**]	[**Redacted**]
0102	[**Redacted**]	[**Redacted**]	[**Redacted**]
0103	[**Redacted**]	[**Redacted**]	[**Redacted**]
0104	[**Redacted**]	[**Redacted**]	[**Redacted**]
0105	[**Redacted**]	[**Redacted**]	[**Redacted**]
0106	[**Redacted**]	[**Redacted**]	[**Redacted**]
Subtotal Contract Year 2	[**Redacted**]	[**Redacted**]	[**Redacted**]
CLIN Series 0200
0201	$250,000,000.00	[**Redacted**]	[**Redacted**]
0202	[**Redacted**]	[**Redacted**]	[**Redacted**]
0203	[**Redacted**]	[**Redacted**]	[**Redacted**]
0204	[**Redacted**]	[**Redacted**]	[**Redacted**]
0205	[**Redacted**]	[**Redacted**]	[**Redacted**]
0206	[**Redacted**]	[**Redacted**]	[**Redacted**]
Subtotal Contract Year 3	[**Redacted**]	[**Redacted**]	[**Redacted**]
CLIN Series 0300
0301	$250,000,000.00	[**Redacted**]	[**Redacted**]
0302	[**Redacted**]	[**Redacted**]	[**Redacted**]
0303	[**Redacted**]	[**Redacted**]	[**Redacted**]
0304	[**Redacted**]	[**Redacted**]	[**Redacted**]
0305	[**Redacted**]	[**Redacted**]	[**Redacted**]
0306	[**Redacted**]	[**Redacted**]	[**Redacted**]
Subtotal Contract Year 4	[**Redacted**]	[**Redacted**]	[**Redacted**]
CLIN Series 0400
0401	$300,000,000.00	[**Redacted**]	[**Redacted**]
0402	[**Redacted**]	[**Redacted**]	[**Redacted**]
0403	[**Redacted**]	[**Redacted**]	[**Redacted**]
0404	[**Redacted**]	[**Redacted**]	[**Redacted**]
0405	[**Redacted**]	[**Redacted**]	[**Redacted**]
0406	[**Redacted**]	[**Redacted**]	[**Redacted**]
Subtotal Contract Year 5	[**Redacted**]	[**Redacted**]	[**Redacted**]
CLIN Series 0500
0501	$300,000,000.00	[**Redacted**]	[**Redacted**]
0502	[**Redacted**]	[**Redacted**]	[**Redacted**]
0503	[**Redacted**]	[**Redacted**]	[**Redacted**]
0504	[**Redacted**]	[**Redacted**]	[**Redacted**]
0505	[**Redacted**]	[**Redacted**]	[**Redacted**]
0506	[**Redacted**]	[**Redacted**]	[**Redacted**]
Subtotal Contract Year 6	[**Redacted**]	[**Redacted**]	[**Redacted**]
CLIN Series 0600
0601	$300,000,000.00	[**Redacted**]	[**Redacted**]
0602	[**Redacted**]	[**Redacted**]	[**Redacted**]
0603	[**Redacted**]	[**Redacted**]	[**Redacted**]
0604	[**Redacted**]	[**Redacted**]	[**Redacted**]
0605	[**Redacted**]	[**Redacted**]	[**Redacted**]
0606	[**Redacted**]	[**Redacted**]	[**Redacted**]
Subtotal Contract Year 7	[**Redacted**]	[**Redacted**]	[**Redacted**]
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CLIN	Maximum Total Price	Obligated Amount	Unfunded Amount
CLIN Series 0700
0701	$300,000,000.00	[**Redacted**]	[**Redacted**]
0702	[**Redacted**]	[**Redacted**]	[**Redacted**]
0703	[**Redacted**]	[**Redacted**]	[**Redacted**]
0704	[**Redacted**]	[**Redacted**]	[**Redacted**]
0705	[**Redacted**]	[**Redacted**]	[**Redacted**]
0706	[**Redacted**]	[**Redacted**]	[**Redacted**]
Subtotal Contract Year 8	[**Redacted**]	[**Redacted**]	[**Redacted**]
CLIN Series 0800
0801	$300,000,000.00	[**Redacted**]	[**Redacted**]
0802	[**Redacted**]	[**Redacted**]	[**Redacted**]
0803	[**Redacted**]	[**Redacted**]	[**Redacted**]
0804	[**Redacted**]	[**Redacted**]	[**Redacted**]
0805	[**Redacted**]	[**Redacted**]	[**Redacted**]
0806	[**Redacted**]	[**Redacted**]	[**Redacted**]
Subtotal Contract Year 9	[**Redacted**]	[**Redacted**]	[**Redacted**]
CLIN Series 0900
0901	$300,000,000.00	[**Redacted**]	[**Redacted**]
0902	[**Redacted**]	[**Redacted**]	[**Redacted**]
0903	[**Redacted**]	[**Redacted**]	[**Redacted**]
0904	[**Redacted**]	[**Redacted**]	[**Redacted**]
0905	[**Redacted**]	[**Redacted**]	[**Redacted**]
0906	[**Redacted**]	[**Redacted**]	[**Redacted**]
Subtotal Contract Year 10	[**Redacted**]	[**Redacted**]	[**Redacted**]

Total Contract Value with Options	[**Redacted**]	[**Redacted**]	[**Redacted**]
B.8	(U) CLIN DESCRIPTION
(U) In accordance with this contract, the Contractor shall furnish all materials, labor, equipment and facilities, except as specified herein to be furnished by the Government, and shall do all that which is necessary or incidental to the satisfactory and timely performance of CLINs 0001 through 0006 (and Option CLINs if exercised) as stated above.
B.9	(U) CONTRACT TYPE
(U) This is a hybrid Firm Fixed Price and Time and Material contract (predominately FFP), with base and option periods as specified in Section/Paragraph F.5.
(U)	OPTION PERIODS
B.10	(U) OPTION CLINs 0101, 0201, 0301, 0401, 0501, 0601, 0701, 0801, AND 0901 — COMMERCIAL SATELLITE IMAGERY — SERVICE LEVEL AGREEMENT FOR PIXEL & IMAGERY ACQUISITION/OPERATIONS (BASELINE COLLECTION CAPACITY)
(U) The scope of this FFP CLIN for the acquisition and delivery of imagery and associated imagery support data under a SLA from the Contractor’s satellite constellation is defined in Contract Attachment 1, EnhancedView Imagery Acquisition Statement of Work, and in accordance with Special Contract Requirement H.24, Exercise of Options. This effort is priced at the amounts set forth below.
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Options: Contract Years 2 through 10

	Baseline Quantity	Firm Fixed Price
CLIN Series 0x01	(sqnmi/day)	(12 Months)
Option CLIN 0101 (Contract Year 2)	[**Redacted**]	$250,000,000.00
Option CLIN 0201 (Contract Year 3)	[**Redacted**]	$250,000,000.00
Option CLIN 0301 (Contract Year 4)	[**Redacted**]	$250,000,000.00
Option CLIN 0401 (Contract Year 5)	[**Redacted**]	$300,000,000.00
Option CLIN 0501 (Contract Year 6)	[**Redacted**]	$300,000,000.00
Option CLIN 0601 (Contract Year 7)	[**Redacted**]	$300,000,000.00
Option CLIN 0701 (Contract Year 8)	[**Redacted**]	$300,000,000.00
Option CLIN 0801 (Contract Year 9)	[**Redacted**]	$300,000,000.00
Option CLIN 0901 (Contract Year 10)	[**Redacted**]	$300,000,000.00
(U) Funds are not presently available for the full amount of Option CLINs 0101, 0201, 0301, 0401, 0501, 0601, 0701, 0801, and 0901 (if exercised). The Government intends to incrementally fund these Option CLINs. The Government’s and the Contractor’s continuing obligations under this Contract are contingent upon the availability of appropriated funds from which payment for contract purposes can be made. No legal liability on the part of the Government for any payment or on the part of the Contractor for any performance under any order placed under this Contract may arise until funds are made available to the Contracting Officer for such orders and until the Contractor receives notice of such availability in writing from the Contracting Officer and the Contracting Officer modifies the contract to expressly obligate the additional funds.
B.11	(U) OPTION [**Redacted**]
B.12	(U) OPTION [**Redacted**]
B.13	(U) OPTION [**Redacted**]
B.14	(U) OPTION CLINs 0104, 0204, 0304, 0404, 0504, 0604, 0704, 0804, AND 0904: COMMERCIAL SATELLITE IMAGERY — VALUE-ADDED PRODUCTS AND SERVICES
(U) The scope of effort for this CLIN Series is defined in Contract Attachment 1, EnhancedView Imagery Acquisition Statement of Work, and in accordance with Special Contract Requirement H.24, Exercise of Options. This effort is estimated at the amount set forth below. These Option CLINs have a ceiling value of [**Redacted**]per contract year. The sum of all items ordered herein and invoiced for shall not exceed [**Redacted**] per Option CLIN.

(U) Minimum Amount:	$0.00 per Option CLIN
(U) Maximum Amount:	[**Redacted**]
(U) Option CLIN 0104, 0204, 0304, 0404, 0504, 0604, 0704, 0804, and 0904 are indefinite-quantity ordering CLINs for the supplies or services and prices as specified in the Statement of Work or in separately issued contractual documents and are effective for the entire period of performance or as otherwise specified. Ordering will be accomplished in accordance with Special Contract Requirement H.7, Ordering Procedures. Delivery or performance shall be made only as authorized by orders issued in accordance with the Statement of Work, Section C. The Contractor shall furnish to the Government, when and if ordered, the supplies or services specified herein up to and including the amount designated as the “maximum.” The Government has no minimum order obligations. Except for the limitations in the value specified as the maximum amount, there is no limit on the number of orders that may be issued. The Government may issue orders requiring delivery to multiple destinations or performance at multiple locations. (Funding obligations for this CLIN may occur via Standard Form 30s, DD Form 1155s, or other forms as determined at the time of award of the specific value-added requirement.)
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B.15	(U) OPTION CLINs 0105, 0205, 0305, 0405, 0505, 0605, 0705, 0805, AND 0905: COMMERCIAL SATELLITE IMAGERY — PHYSICAL MEDIA DELIVERY
(U) The scope of effort for this CLIN Series is defined in Contract Attachment 1, EnhancedView Imagery Acquisition Statement of Work, and in accordance with Special Contract Requirement H.24, Exercise of Options. These Option CLINs have a ceiling value of [**Redacted**] per contract year. The sum of all items provided herein and invoiced for shall not exceed [**Redacted**] per Option CLIN.

(U) Minimum Amount:	$0.00 per Option CLIN
(U) Maximum Amount:	[**Redacted**]
(U) Option CLINs 0105, 0205, 0305, 0405, 0505, 0605, 0705, 0805, and 0905 are indefinite-quantity ordering CLINs for the supplies or services and prices specified herein to support the storage and dissemination of imagery, and image products on media, and are effective for the entire period of performance. Delivery or performance shall be made only as authorized by the Contracting Officer, the Contracting Officer’s Representative, or other government official as designated by the Contracting Officer. The Contractor shall furnish to the Government, when and if ordered, the supplies or services specified in Option CLINs 0105, 0205, 0305, 0405, 0505, 0605, 0705, 0805, and 0905 up to and including the amount designated as the “maximum.”. The Government has no minimum order obligations.
B.16	(U) OPTION CLINs 0106, 0206, 0306, 0406, 0506, 0606, 0706, 0806, AND 0906: COMMERCIAL SATELLITE IMAGERY — SYSTEM ENGINEERING SERVICES SUPPORT
(U) The scope of effort for this CLIN Series is defined in Contract Attachment 1, EnhancedView Imagery Acquisition Statement of Work, and in accordance with Special Contract Requirement H.24, Exercise of Options. These Option CLINs have a ceiling value of [**Redacted**] each. The sum of all effort provided herein and invoiced for shall not exceed [**Redacted**] per Option CLIN. Option CLINs 0106, 0206, 0306, 0406, 0506, 0606, 0706, 0806, and 0906 are T&M CLINs for System Engineering Services Support. T&M support shall be provided as directed by the Contracting Officer.
(U) These Option CLINs will be incrementally funded in accordance with NGA budget and policy provisions. The Government’s and the Contractor’s continuing obligations under these CLINs are contingent upon the availability of appropriated funds from which payment for contract purposes can be made. No legal liability on the part of the Government for any payment or on the part of the Contractor for any performance under any task placed under these Option CLINs may arise until funds are made available to the Contracting Officer for such tasks and until the Contractor receives notice of such availability in writing by the Contracting Officer and the Contracting Officer modifies the contract to expressly obligate the additional funds.
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(U) SECTION C — Description/Specifications
C.1	(U) STATEMENT OF WORK
(U) The Contractor shall provide all personnel, materials, and facilities to furnish the items specified in Section B of this contract in accordance with Contract Attachment 1, EnhancedView Imagery Acquisition Statement of Work, and Contract Attachment 2, DD Form 254, Contract Security Classification Specification.
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(U) SECTION D — Packaging and Marking
D.1	(U) PACKAGING AND MARKING INSTRUCTIONS PRESERVATION, PACKAGING, PACKING, AND MARKING OF SHIPMENTS (COMMERCIALLY PACKAGED ITEMS)
(U) Packing, packaging, and marking shall be in accordance with standard commercial practices to assure arrival at destination in serviceable condition.
D.2	(U) PROHIBITED PACKING MATERIALS
(U) The use of asbestos, excelsior, newspaper or shredded paper (all types including waxed paper, computer paper and similar hygroscopic or non-neutral material) is prohibited.
D.3	(U) MARKINGS OF WARRANTED ITEMS
(U) Each item covered by a warranty shall be stamped or marked as such. Where this is impracticable, written notice shall be attached to or furnished with the warranted item. Markings will state (i) substance of warranty, (ii) duration, and (iii) name of activity to be notified of defects. Electronic deliveries shall contain files describing the warranty.
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(U) SECTION E — Inspection and Acceptance
E.1	(U) FAR 52.246-6 INSPECTION — TIME-AND-MATERIAL AND LABOR-HOUR. (MAY 2001)
E.2	(U) INSPECTION
(U) The inspection or acceptance of work, accomplished and/or items produced or deliverable under this Contract shall be performed in accordance with the procedures and prerequisites as defined in FAR 52.212-4(a).
E.3	(U) ACCEPTANCE
(U) Acceptance of items produced under this Contract occurs upon delivery as defined in Contract Attachment 1, EnhancedView Imagery Acquisition Statement of Work, and in accordance with the procedures and prerequisites as defined in FAR 52.212-4(a).
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(U) SECTION F — Deliveries or Performance
F.1	(U) FAR 52.242-15 STOP-WORK ORDER. (AUG 1989)
F.2	(U) FAR 52.247-34 F.O.B. DESTINATION. (NOV 1991)
(U) The principal place of performance under this Contract shall be the Contractor’s facility located at:
1601 Dry Creek Drive, Suite 260
Longmont, Colorado 80503
F.3	(U) CONSIGNEE AND ADDRESS
[**Redacted**]
F.4	(U) PERSONAL DELIVERY
(U) In the event any item under this Contract is personally delivered to the Contracting Officer’s Representative or the Contracting Officer, the Contractor shall obtain a signed receipt in duplicate from the Contracting Officer’s Representative or Contracting Officer. One copy of the receipt shall be attached to the Contractor’s invoice submitted for payment for such item(s). Failure to do so may result in delayed payment.
F.5	(U) PERIOD OF PERFORMANCE
a. (U) This Contract commences upon execution. Specific CLIN periods of performance are as follows:
(U) The period of performance of CLIN 0001 is from 01 September 2010 through 12 Months. If and to the extent that any CLIN under Option CLIN Series 0x01 is exercised, the period of performance for each individual CLIN is through 12 Months After Previous Contract Period Ends (MAPCPE).
[**Redacted**]
[**Redacted**]
(U) The ordering period for CLINs 0004, 0005 and 0006 is from contract award through 12 Months. If and to the extent that any CLIN under Option CLIN Series 0x04, 0x05 and 0x06 is exercised, the ordering period of performance for each individual CLIN is through 12 MAPCPE.
(U) The table below graphically illustrates the base and option periods for all CLINs.
[**Redacted**]
b. (U) Provisions of this Contract, which, by their express terms or by necessary implication, apply for periods of time other than specified herein, shall be given effect, notwithstanding this clause. In the event requirements exceed the minimum contract amount requirements, the Government reserves the right to compete the additional requirements.
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F.6	(U) PLACE OF DELIVERY
a. (U) Primary Delivery: Origin. The articles to be furnished hereunder shall be delivered upon placement into the NGA Product Archive located at the Contractor’s site or as designated by the Contracting Officer at the time of tasking in accordance with Attachment 1, EnhancedView Imagery Acquisition Statement of Work.
b. (U) Secondary Delivery: Destination. Finished products shall be transmitted electronically (in accordance with Attachment 1, EnhancedView Imagery Acquisition Statement of Work) upon NGA request after placement into the NGA Product Archive located at the Contractor’s site at no additional charge. If requested, NGA may designate another media type for delivery at additional expense.
F.7	(U) DATA DELIVERABLE
(U) The contractor shall provide data deliverables and reports in accordance with Contract Attachment 1, EnhancedView Imagery Acquisition Statement of Work.
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(U) SECTION G — Contract Administration Data
G.1	(U) AUTHORITY AND DESIGNATION OF A CONTRACTING OFFICER’S REPRESENTATIVE (COR)
(U) Designation of a COR will be accomplished by issuance of a letter signed by the Contracting Officer. Two copies of the letter, with reference to this clause, will be provided to the Contractor. The Contractor will acknowledge both the receipt of the designation and its understanding of the limited authority specified herein, by signing and returning a copy of the letter to the address indicated. Designation and acknowledgement may be accomplished via electronic communications.
(U) The COR(s) has a written designation memorandum on file with the procurement office. This memorandum, as directed by DFARS 252.201-7000(b), specifies the extent of the COR’s authority to act on behalf of the contracting officer. This authority cannot be re-delegated to any other person. The alternate COR acts in behalf of the primary COR in absence of the primary COR and is appointed through a separate memorandum.
(U) The primary responsibilities of CORs are:
1) (U) Technical Liaison. Oversees the contractor’s technical effort to ensure that performance is in strict accordance with the terms and conditions of the contract. Is the primary interface between the contractor and the contracting officer on matters pertaining to the contractor’s technical performance. Answers technical questions, furnishes technical instruction and guidance to the contractor relating to contract specifications, and any other instructions of a technical nature necessary to perform the work as specified in the contract. CORs are not to tell the Contractor how to perform, but only what is required of a technical nature. If doubt exists as to whether information to be furnished falls within the scope of the contract, the COR is to coordinate action with the contracting officer prior to transmitting the information to the Contractor. Promptly responds to contracting officer queries for technical information and directs the contractor to submit requests for change, deviation or waiver in writing to the contracting officer. Keeps the contracting officer informed regarding communications with the contractor in order to prevent possible misunderstandings or situations that could affect contract terms and conditions and become the basis for future claims against the Government.
2) (U) Monitoring contractor performance. Ensures delivery schedules are adhered to and provides quality assurance. Provides status to the contracting officer and other program personnel to ensure compliance with the technical requirements of the contract. If performance is not proceeding satisfactorily, or if problems are anticipated, promptly notifies the contracting officer and may provide a recommended technical course of correction action. Reviews and approves progress reports, technical reports, financial/management reports and other items requiring approval. Notifies the contracting officer if such reports or items should be rejected, stating the basis for rejection.
3) (U) Technical Evaluation of Contractor Proposal. Evaluates contractor proposals for modifications and provides a written technical evaluation, to include price or cost elements, to the contracting officer.
4) (U) Reviewing and Approving Payments and Acceptance. Reviews invoices and progress payments for accuracy and appropriateness and reports any discrepancies and provides concurrence (or non-concurrence) to the Contracting Officer. Approves payments and accepts work on the appropriate forms for services performed or supplies delivered.
5) (U) Administration of Government Property. Submits to the contracting officer and property specialist a written evaluation of the disposition of any material/property furnished by the Government that is accountable to the contract.
6) (U) Security. Coordinates all security requirements of the contract with the contractor and the agency security office, to include DD Form 254s and contractor access to NGA networks. Ensures AIS accounts of departing NGA contractor on-site personnel are cancelled expeditiously. Keeps track of any classified documents or data provided and ensures return or destruction upon completion of the contract.
7) (U) Maintenance of Files. Keeps a file of all records related to the contract to include, but not limited to, the contract, e-mail correspondence, formal written correspondence, reports, receiving and acceptance reports/forms, technical evaluations, trip reports, meeting notes, status reports, past performance reports, government property reports and closeout records.
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8) (U) Administration of On-Site contractor personnel information. Maintains information on contractors, prime and subs, performing on-site at NGA facilities. Coordinates with the contractors and the Human Resource Office (HR) all contractor data changes, to include arrival and departure, names, physical location(s), NGA organization code of office responsible for contractor-occupied-space, and employer name, address and phone. Approves badging of contractors upon contractor completion and submittal of Contractor Data Input Record Form to HR and a standardized NGA non-disclosure statement.
(U) CORs shall not direct the contractor in any manner that would be of the type of supervision or control that converts an individual who is an independent Contractor (such as a contractor employee) into a Government employee.
(U) Notwithstanding the delegated duties listed herein, the COR does not possess the authority of a contracting officer and, therefore, shall not alter the terms and conditions of the contract in any way, to include any commitments or changes that will affect cost, price, quality, quantity, delivery, or any other term or condition of the contract. The contracting officer is the only official with the authority to enter into or modify contractual agreements or commitments. Unauthorized acts could result in personal liability.
(U) The duties and responsibilities set forth herein are not intended to be all-inclusive. The contracting officer may delegate additional functions as deemed necessary.
G.2	(U) NGA: SUBMISSION OF INVOICES (MAY 2008)
a. (U) The contractor shall prepare each invoice in accordance with the Prompt Payment Act. Fax one copy to DFAS Indianapolis at 1-866-894-8007. DFAS Indianapolis prefers a faxed copy but will accept hard copy that is mailed to their office listed on the face of the contract/order.
b. (U) At the same time of submission to the payments office, the contractor will fax one copy to the Contracting Officer (email in lieu of fax is allowed), and one copy to the Contracting Officer’s Representative (email in lieu of fax is allowed)
c. The NGA receiver of the service or item will complete the receiving report and fax one copy to DFAS Indianapolis at 1-866-894-8007, and one copy to the contracting officer shown on the face page of this contract/order.
d. (U) Contractors wishing to check the status of their vouchers should do so by using “myInvoice” at www.dfas.mil; click on the MyInvoice icon. Questions regarding vouchers or payments may also be directed to DFAS by calling 1-888-332-7366; select Option 2, then Option 2. When unable to obtain information on status of vouchers and payments via “myInvoice” and DFAS, questions may be directed to the contracting officer administering the contract. In the absence of an administrative contracting officer, contact the NGA procurement contracting officer, whose name and contact information appear on the face page of this contract/order.
G.3	(U) NGA: GOVERNMENT REPRESENTATIVE (SEP 2003)
(a) (U) The Government may, upon contract award or thereafter, name representatives with titles such as Project Officer, Contracting Officer’s Representative, and so on. Such individuals will be named in writing by the Contracting Officer, with individual responsibilities set forth at that time.
(b) (U) In any event, no such named individual has the authority to issue any direction under this contract either technical or otherwise, which constitutes a change to the terms, conditions, price or delivery schedule of the contract. Only the Contracting Officer is authorized to alter the contract in any manner.
G.4	(U) NGA: CONTRACT ADMINISTRATION (SEP 2003)
(U) The component listed in Block 16 of Standard Form 1449 of this contract will be the Contract Administration Office in performance of certain assigned contract administration functions of the Contracting Office in accordance with FAR 42.201. The Contract Administration Office (CAO) assigned responsibility for this contract will advise the contractor of any necessary instructions and procedures to be followed in dealing with any applicable Government offices.
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G.5	(U) NGA: PAYMENT INSTRUCTIONS FOR MULTIPLE ACCOUNTING CLASSIFICATION CITATIONS (SEP 2003)
(U) In accordance with DFARS 204.7107, the following instructions are provided for payment of CLINs with multiple lines of accounting: FROM THE OLDEST LINES OF ACCOUNTING FIRST.
G.6	(U) ACCOUNTING AND APPROPRIATION DATA

This Table is UNCLASSIFIED
			Obligated	Cumulative
Action	CLIN	Fund Cite	Funding	Total
[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
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(U) SECTION H — Special Contract Requirements
H.1	(U) NGA: 5X52.209-9003 PROTECTION OF INFORMATION AND NONDISCLOSURE AGREEMENTS (JULY 2006)
(a) (U) Definitions. As used in this clause only:
(1) Protected Information and Computer Software means, unless specifically excluded by paragraph (2) below, all information and computer software, in any form or media, that in the course of performing work under this contract are disclosed to the Contractor, its subcontractors, or their employees, or to which those persons otherwise are given access to, by (i) NGA, (ii) other government agencies, (iii) foreign governments or (iv) other contractors while directly supporting NGA, which is accompanied by written legends identifying use or disclosure restrictions or disclosed under circumstances that the Contractor knows are subject to use or disclosure restrictions established in writing by the Government.
(2) (U) Protected Information and Computer Software does not include information that:
(i) (U) Has been released to the general public through no action of the undersigned in breach of this agreement or through no action of any other party in breach of any other obligation of confidentiality owing to the Government or the owner of the protected information or computer software;
(ii) (U) Has been lawfully obtained by the recipient outside the course of the performance of this contract;
(iii) (U) Has been properly licensed or provided directly by the owner (or other authorized source) of the information or computer software to the recipient to the extent so licensed or provided;
(iv) (U) Is owned by the recipient or was developed independently of the disclosure hereunder; or
(v) (U) Has been disclosed to the recipient by the Government with explicit authorization to use or disclose the information for another purpose, to the extent so authorized.
(b) (U) Use and disclosure restrictions. The Contractor shall use and disclose Protected Information and Computer Software only as necessary for the performance of the requirements of this contract. Protected Information and Computer Software may not be used or disclosed for any other purpose, including bid or proposal preparation or business marketing, without the written approval of the Contracting Officer. Furthermore, unless otherwise directed by the Contracting Officer, the Contractor shall comply with all restrictions set forth in any legends, licenses or instructions provided to the Contractor or accompanying Protected Information and Computer Software or other written directives of the Government known to the Contractor. The use and disclosure obligations imposed by this paragraph shall expire as follows:
(1) (U) There shall be no expiration date for the following Protected Information and Computer Software:
(i) (U) Technical data or computer software containing Limited Rights, Restricted Rights, Government Purpose Rights, Special License Rights, or Unlimited Rights legends;
(ii) (U) information or software marked Limited Distribution (LIMDIS);
(iii) (U) information or software marked Source Selection Information;
(iv) (U) contract proposal information marked pursuant to FAR 52.215-1(e) limiting its use for proposal evaluation purposes only;
(v) (U) information and computer software marked Contractor Proprietary or a similar legend;
(vi) (U) data known by the Contractor to be protected by the Privacy Act; and
(vii) (U) information and software marked Controlled Unclassified Information (CUI) or For Official Use Only (FOUO).
(2) (U) For other information or software accompanied at time of disclosure by a written legend identifying use or disclosure restriction time periods, the expiration date shall be as stated in or derived from the legend.
(3) (U) For all other Protected Information and Computer Software, the expiration date shall be 3 years from the date the information or software is first disclosed to the Contractor.
Notwithstanding the above obligations, the Contractor is not in breach of this agreement if the Contractor uses or discloses Protected Information and Computer Software in response to an order of a court or administrative body of competent jurisdiction, but only to the extent permitted by that authority and only if the Contractor gives the Contracting Officer, to the extent practical, notice of the tribunal’s order before the use or disclosure is made that allows NGA a reasonable time to object to the order.
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(c) (U) Unauthorized Use or Disclosure. The Contractor shall immediately notify the Contracting Officer of any unauthorized use or disclosure known by the Contractor of Protected Information and Computer Software in violation of the obligations contained in this clause.
(d) (U) Disposition. At the conclusion of performance of work under this contract, the Contractor shall immediately return to the Government all Protected Information and Computer Software in its possession. Furthermore, if an employee of the Contractor who has had access to Protected Information and Computer Software is terminated or reassigned and thus is no longer performing work under this contract, the Contractor shall immediately return all Protected Information and Computer Software in the employee’s possession. Moreover, if a Contractor’s employee is dedicated to support a specific NGA Office or Directorate or NGA program under this contract, but is subsequently reassigned to support another NGA Office or Directorate or NGA program under this contract, the Contractor shall immediately return all Protected Information or Computer Software in the employee’s possession previously furnished by the prior NGA Office or Directorate or NGA program. In lieu of returning Protected Information and Computer Software, the Contracting Officer or Contracting Officer’s representative may authorize the destruction of the information or the transfer of the information to another employee of the Contractor working under the contract. Finally, this clause shall not be interpreted as preventing the Contractor from retaining records required by statutes or other clauses of this contract, such as FAR 52.215-2 Audit and Records—Negotiations.
(e) (U) Third party beneficiaries. This clause is executed for the benefit of the Government and the owners of Protected Information and Computer Software. The Government and the owners of Protected Information and Computer Software (and their delegatees, successors and assignees) are third party beneficiaries of the obligations contained in this clause who, in addition to any other legal rights they may have, are intended to have the rights of direct action against the Contractor or any person to whom the Contractor has disclosed or released Protected Information and Computer Software, to seek damages from any breach of this clause, or to otherwise enforce this clause.
(f) (U) Duration. The above obligations imposed by this clause shall survive the termination or completion of this contract.
(g) (U) Classified Information. This clause is in addition to and in no manner abrogates requirements, obligations or remedies regarding the protection of classified information and does not supersede the requirements of any laws, regulations, other directives or nondisclosure agreements regarding classified information.
(h) (U) Other Restrictions. This agreement does not abrogate any other obligations currently placed upon the Contractor or which may be imposed upon the Contractor in the future by the Government or other persons; or remedies afforded those persons regarding those obligations.
(i) (U) Nondisclosure agreements. The Contractor shall require and ensure that each of its employees who may receive or be given access to Protected Information and Computer Software signs the nondisclosure agreement provided by attachment to this contract (Attachment 7) prior to the employee performing work under this contract covered by the nondisclosure agreement. The Contractor shall maintain copies of signed nondisclosure agreements for a period of at least three years after final payment under this contract. At the direction of the Contracting Officer, the Contractor shall make those agreements available for inspection by the Contracting Officer and will furnish the Contracting Officer copies of those agreements at no additional cost to the Government if requested by the Contracting Officer.
(j) (U) The Contractor shall include the substance of this clause in all subcontracts under this contract in which subcontractors may be disclosed or granted access to Protected Information and Computer Software.
H.2	(U) NGA: 5X52.37-9000 CONTRACTOR EMPLOYEE DATA FOR ACCESS TO NGA FACILITIES OR SENSITIVE SYSTEMS (OCT 2005)
1. (U) This clause defines the contractor’s responsibilities for providing accurate contractor data, and providing updates to that data, for NGA’s Human Capital Management System (HCMS). NGA requires that all contractors provide initial and timely updates to HCMS data for all personnel performing under this contract who have access to NGA facilities or sensitive systems, as determined by the contracting officer.
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2. (U) The Contractor shall:
a. (U) Provide the Contracting Officers Representative (COR) a Point of Contact (POC) for providing and maintaining contractor personnel data for the HCMS database. The POC shall be provided to the COR, in writing, within 10 days of contract award (or modification inserting this clause). For contracts with an on-site Project Lead or Program Manager, this person shall serve as the POC.
b. (U) Provide the COR initial HCMS data for their personnel within 10 days of contract award or modification. The information that is to be provided for HCMS shall include: person’s full legal name, social security number, citizenship status, NGA contract number, prime contractor name, NGA location and organization where the person will be working, and a 24/7 emergency contact point for the contractor.
c. (U) Notify the COR of all contractor data changes within 10 days of the change. Changes include new or departing contractor personnel and any change to information provided in paragraph b above. If the contract number under which a contractor or its personnel work changes, the POC for the contract receiving the personnel shall notify the COR within 10 days of the change.
d. (U) Provide response to all inquiries made by NGA as to the validity and completeness of contractor data records in the HCMS database within two weeks of date of request.
e. (U) Ensure all employees attend in-processing and out-processing briefings.
H.3	(U) NGA: 5X45.592-9000 GOVERNMENT-FURNISHED LIMITED DISTRIBUTION MATERIALS (JUNE 2004)
(a) (U) Definition — LIMITED DISTRIBUTION (LIMDIS) materials mean any unclassified geospatial information and data or imagery distributed by or created by the National Geospatial-Intelligence Agency, as well as materials derived from National Geospatial-Intelligence Agency information and data that is marked or labeled as “LIMITED DISTRIBUTION” or “LIMDIS”.
(b) (U) Geospatial information and data or imagery identified as being “LIMITED DISTRIBUTION” are protected from public disclosure pursuant to Title 10, United States Code, Section 455. The Government may provide LIMITED DISTRIBUTION materials to the Contractor (or Subcontractor) for use in the performance of this contract.
(c) (U) In addition to the restrictions and obligations contained in the clause at DFARS 252.245-7000, “Government-Furnished Mapping, Charting, and Geodesy Property (December 1991),” the Contractor (or Subcontractor) shall:
(1) (U) Grant access to LIMDIS materials to only those individuals having a need for access in the performance of this contract. In furtherance of this requirement, the contractor shall:
a. (U) Prohibit storage of LIMDIS materials on systems accessible by other individuals who do not require such access.
b. (U) Ensure that LIMDIS materials are not used to either demonstrate products or capabilities outside the scope of the contract or as a marketing tool.
c. (U) Ensure that LIMDIS materials are not used to create other products or derivative products.
d. (U) Prohibit the processing or transmission of LIMDIS materials on unencrypted or unsecured systems accessible by the public such as the World Wide Web.
e. (U) Ensure that LIMDIS materials are not displayed or made otherwise accessible to the public.
f. (U) Ensure that LIMDIS materials are not released, accessed by, or sold to foreign governments or international organizations.
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g. (U) Take whatever additional measures are necessary to prevent unauthorized access to LIMDIS materials.
h. (U) Employ storage and inventory controls adequate to ensure that LIMDIS materials are protected from loss or unauthorized use or access.
(2) (U) Ensure each reproduction of LIMDIS materials includes the following LIMDIS caveat:
LIMITED DISTRIBUTION
Distribution authorized to DoD, IAW 10 U.S.C. § 130 & § 455. Release authorized to U.S. DoD contractors IAW 48 CFR § 252.245-7000. Refer other requests to Headquarters, NGA, ATTN: Release Officer, Mail Stop D-136. Destroy as “FOR OFFICIAL USE ONLY.” Removal of this caveat is prohibited.
(3) (U) Ensure LIMDIS materials that are no longer required for contract performance and chosen for destruction are destroyed by a method that prevents reconstruction of the materials to their original condition. Paper products should be destroyed by a method such as pulping, burning, or cross-cut shredding. Electronic media should be returned to the Contracting Officer or destroyed locally in a manner that prevents reconstruction of the media and abides by any environmental regulations.
(4) (U) Immediately submit a report to the Contracting Officer upon discovery that LIMDIS material has been lost, stolen, or disclosed to unauthorized persons. Follow-up reports containing additional facts will be provided immediately when those facts become known. The Contractor (and/or Subcontractor) shall provide an assessment of the extent to which LIMDIS material has been compromised and shall propose corrective action to limit the extent of compromise and to prevent a reoccurrence.
(d) (U) The Contractor shall include the terms and conditions of subparagraphs (a) through (c) of this provision in every subcontract.
H.4	(U) NGA: KEY PERSONNEL (SEP 2003) (MODIFIED)
(a) (U) The contractor shall assign to perform this contract those persons who are identified below or in the contractor’s proposal as key personnel. No substitutions of these key personnel shall be made except in accordance with this clause.
(b) (U) The contractor agrees that during the first 180 days of contract performance, no personnel substitutions will be made unless necessitated by an individual’s sudden illness, death, or termination of employment. In any of these events, the contractor shall promptly notify the Contracting Officer and provide the information required by paragraph (d) below.
(c) (U) After the initial 180 day period, the Contractor must provide notification of the substitution prior to removing the approved key personnel from performance. All proposed substitutions/additions must be submitted, in writing, to the Contracting Officer at least 14 days (60 days if security clearances are involved) in advance of the proposed substitution and provide the information required by paragraph (d) below.
(d) (U) All notifications regarding substitutions/additions must include a detailed explanation of the circumstances necessitating the proposed substitution or addition. All proposed substitutes/additions must have the required security clearances prior to taking the position and qualifications that meet or exceed the qualifications of the person to be replaced.
(e) (U) The personnel set forth below as proposed by the contractor, or identified in the contractor’s proposal as key personnel, comprise the list of key personnel required to perform under this contract. The list may be modified in accordance with the above, to substitute or add personnel:
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Name	Title
William Arras	Director of EV Program Office
Joseph Nelson DuLong	EV Program Development Mgr. (Space and Ground)
Jeffrey Culwell	EV Imaging and Ground Operations Director
Robert Steven Linn	EV Program Space Segment Manager
Jane Mardis	Sr. Contracts Manager
Brendan Scott Meuse	EV Tasking & Collection Lead
H.5	(U) NGA: DISCLAIMER STATEMENT (SEP 2003)
(U) The technical report(s) prepared by the Contractor pursuant to this contract must include the following disclaimer. “The views, opinions, and findings contained in this report are those of the author(s) and should not be construed as an official Department of Defense position, policy, or decision, unless so designated by other official documentation.”
H.6	(U) NGA: 5X52.227-9000 UNAUTHORIZED USE OF NGA NAME, SEAL, AND INITIALS (JUNE 2006)
(a) (U) As provided in 10 U.S.C. Section 425, no person may, except with the written permission of the both the Secretary of Defense and the Director of Central Intelligence, knowingly use the words “National Geospatial-Intelligence Agency”, “National Imagery and Mapping Agency” or “Defense Mapping Agency”, the initials “NGA”, “NIMA” or “DMA”, the seal of the National Geospatial-Intelligence Agency, National Imagery and Mapping Agency, or the Defense Mapping Agency, or any colorable imitation of such words, initials, or seal in connection with any merchandise, retail product, impersonation, solicitation, or commercial activity in a manner reasonably calculated to convey the impression that such use is approved, endorsed, or authorized by both the Secretary of Defense and the Director of Central Intelligence.
(b) (U) Whenever it appears to the U. S. Attorney General that any person is engaged or about to engage in an act or practice which constitutes or will constitute conduct prohibited by paragraph (a), the Attorney General may initiate a civil proceeding in a district court of the United States to enjoin such act or practice. Such court shall proceed as soon as practicable to hearing and determination of such action and may, at any time before final determination, enter restraining orders or prohibitions, or take such other action as is warranted, to prevent injury to the United States, or to any person or class of persons for whose protection the action is brought.
H.7	(U) ORDERING PROCEDURES (CLIN Series 0x04)
(a) (U) Any supplies and services to be furnished under CLIN Series 0x04 this contract shall be ordered by issuance of orders by the individuals designated below. All orders are subject to the terms and conditions of this contract. In the event of conflict between the order and this contract, the contract shall control. The following individuals are designated as authorized ordering officers under this contract: All NGA Contracting Officers within the ACR Division.
(b) (U) General. Orders for supplies or services specified in CLIN Series 0x04 may be issued at any time during the effective period of this contract. The Contractor agrees to accept and perform orders issued by the Contracting Officer within the scope of this contract. It is understood and agreed that the Government has no obligation under the terms of this contract to issue any orders. Except as otherwise provided in any order, the Contractor shall furnish all materials and services necessary to accomplish the work specified in each order issued hereunder; provided, however, that this contract shall not be used for the furnishing of supplies or services which are covered by any “guaranty” or “warranty” clause(s) of the contract(s) under which the supplies were manufactured. All requirements of this contract shall be applicable to all orders issued hereunder. Each order shall be considered a separate binding contract as of its effective date. The Contractor shall segregate the costs incurred in the performance of any order issued hereunder from the costs of all other orders issued under this contract.
(c) (U) Ordering. Orders and revisions thereto shall be made in writing and be signed by any authorized Contracting Officer. Each order will:
(1) (U) Set forth detailed specifications or requirements for the supplies or services being ordered;
(2) (U) Set forth quantities being ordered (if applicable);
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(3) (U) Set forth preservation, packaging and packing instructions, if any;
(4) (U) Set forth delivery or performance dates;
(5) (U) Designate the place(s) where or how inspection and acceptance will be made by the Government;
(6) (U) Set forth the firm price or price ceiling;
(7) (U) Set forth appropriation and accounting data for the work being ordered;
(8) (U) Be dated;
(9) (U) Set forth the property, if any, to be furnished by the Government and the date(s) such property is to be delivered to the Contractor;
(10) (U) Set forth the disbursing office where payment is to be made and other applicable contract administration data;
(11) (U) Be issued on a Standard Form (SF) 30, SF 26 or a DD Form 1155; and
(12) (U) Set forth any other pertinent information.
(d) (U) The Contracting Officer will consider the factors listed below in determining the placement of requirements. The importance of the factors will vary depending on the nature of the task to be performed. Factors for consideration may include the following: ability to meet schedule; collection/delivery timeframes; delivery methods; imagery formats; performance under previous requirements; price/cost issues; and subcontracting plans. The Contracting Officer may utilize a contractor’s product and price schedule as well as product literature to determine whether an individual order is competed or awarded sole source. All competed orders will be awarded on a best-value to the government basis.
(e) (U) The Contracting Officer may request written or oral proposals, presentations or pricing information on a given task from each EnhancedView contract holder prior to issuance of an order. The Contracting Officer is not bound to either request such information, or notify contract holders of a requirement for services if, in the Contracting Officers opinion, a decision to award can be made without such notification.
(f) (U) Identification of the above factors does not preclude the Contracting Officer from awarding a requirement in accordance with Federal Acquisition Regulation 16.505(b)(2).
H.8	(U) NGA: 5X252.204-7000-90 PUBLIC RELEASE OF INFORMATION (APR 2004)
(U) Information pertaining to this contract shall not be released to the public except as authorized by the Contracting Officer in accordance with DFARS 252.204-7000, Disclosure of Information. Requests for approval to release information pertaining to this contract shall be submitted to the Contracting Officer by means of NGA Form 5230-1, National Geospatial-Intelligence Agency Request for Clearance for Public Release.
H.9	(U) NON-PUBLICITY
(U) The Contractor shall not use or allow to be used any aspect of this solicitation and/or contract for publicity, advertisement purposes, or as a reference for new business. It is further understood that this obligation shall not expire upon completion or termination of this contract, but will continue indefinitely. The Contractor may request a waiver or release from the foregoing, but shall not deviate there from unless authorized to do so in writing by the Contracting Officer. Contractors are not required to obtain waivers when informing offices within this Agency of contracts it has performed or is in the process of performing provided there are no security restrictions. Contractors may include the requirement for security clearances up to the TS/SCI level in public employment advertisements.
(U) Past Performance Information — Referencing Agency Contracts. This Contract may be listed as a reference for past performance purposes in offers submitted to agencies and organizations within the Intelligence Community. The Contractor shall obtain Contracting Officer Approval prior to releasing any information about this Contract outside the Intelligence Community.
(U) Foreign Affiliates. U.S. Government collection requirements and tasking may be released to the Contractor’s foreign regional affiliates or partners for effecting collection only, unless expressly restricted in writing by NGA. If a term in the Contractor’s National Oceanic and Atmospheric Administration operating license conflicts with the terms and conditions of this contract, the terms and conditions of this NGA contract may be renegotiated.
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H.10	(U) NGA: INSURANCE (SEP 2003)
(U) Pursuant to FAR 52.228-5, Insurance — Work on a Government Installation, the contractor shall acquire and maintain during the entire performance period of this contract, insurance of at least the following kinds and minimum amounts as set forth below:
(a) (U) Workman’s Compensation and Employer’s Liability Insurance: In accordance with amounts specified by the laws of the state in which the work is to be performed under this contract. In the absence of such state laws, an amount of $100,000 shall be required and maintained.
(b) (U) General Liability Insurance: Bodily injury liability in the minimum amount of $500,000 per occurrence.
(c) (U) Automobile Liability Insurance: In the amounts of at least $200,000 per person and $500,000 per occurrence for bodily injury and $20,000 per occurrence for property damage.
(d) (U) Aircraft public and passenger liability when aircraft are used in connection with performing the contract: $200,000 per person and $500,000 per occurrence for bodily injury other than passenger liability, and $200,000 per occurrence for property damage. Coverage for passenger liability and bodily injury shall be $200,000 multiplied by the number of seats or passengers, whichever is greater.
(U) Execution of this proposal/contract shall constitute certification that the contractor is in compliance with all contractual requirements and any applicable State or Federal laws with respect to insurance requirements.
H.11	(U) NGA: PERFORMANCE OF WORK ON GOVERNMENT PREMISES (SEP 2003)
(U) The rules and regulations, whether in effect now or to go into effect in the future, at the premises where services are to be performed shall apply to the Contractor and its employees while working on the premises. These regulations include, but are not limited to: presenting valid identification for entrance, smoking restrictions, obtaining and using vehicle passes for all contractor-owned and/or privately owned vehicles, obeying posted directives, strict adherence to security and/or police directives, and safety procedures and directives.
H.12	(U) NGA: INTENTION TO USE CONSULTANTS (SEP 2003)
(a) (U) The government intends to use the consultant contractor(s) listed below for technical and review services during the term of this contract. Although the contractor(s) shall not have the right to provide technical direction, they may attend technical reviews, participate in technical interchange meetings, witness production, and provide test and inspection support, and other related services such as cost-risk-schedule trade-off analysis. The contractor(s) will require access to program-related facilities and documentation including administrative or business information such as cost information.
(b) (U) Contractor business or proprietary data shall not be made available to the consultant contractor(s) until a protective agreement(s) are executed between the consultant and the prime contractor and any necessary sub-contractors, and evidence of such agreement(s) is made available to the Government.
(c) (U) It is expressly understood that the operation of this clause will not be the basis for an equitable adjustment.
(d) (U) Contractors providing consulting services are:

[**Redacted**]	[**Redacted**]	[**Redacted**]
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H.13	(U) NGA: 5X45.102-9000 GOVERNMENT FURNISHED ACCOUNTABLE PROPERTY (MAY 2003)
(U) Government Furnished Accountable Property (Contract Attachment 3, Government Furnished Property List)
1. (U) Definitions
a. (U) Accountable Government Furnished Property. Accountable Government furnished property includes end items identified as NGA’s that are provided to a third party. This does not include components of end items, consumable items, or information furnished to a contractor. Reference DoDI 5000.64, paragraph 5.3.1 Aug 02.
b. (U) Government Furnished Property Record (GFPR). A list that specifies Government accountable property furnished to the contractor under a specific contract per FAR 45.5. The following information elements are included on the GFPR, as applicable:
(1) (U) Contract number
(2) (U) Manufacturer’s name
(3) (U) Serial number
(4) (U) Model number
(5) (U) Nomenclature
(6) (U) Specific location of accountable property
(7) (U) Acquisition cost/Unit Price
(8) (U) Date received/Posting Date/Reference of Transaction
(9) (U) Quantity Received, Issued and on-hand
(10) (U) Barcode Label Numbers (as provided by NGA)
(11) (U) Disposition
2. (U) Contractor Responsibilities.
a. (U) Prime Contractors and subcontractors shall physically inventory all NGA Government furnished property in its possession, on an annual basis. Personnel who perform the physical inventory shall not be the same individuals who maintain the property records or have custody of the property unless the contractor’s operation is too small to do otherwise.
b. (U) The prime contractor shall provide NGA with a GFPR of all Government Furnished Accountable property for each contract and subcontract that involves Government Furnished Accountable Property.
c. (U) The contractor shall include on the GFPR the applicable identifying elements as indicated in paragraph 1.b.
d. (U) All NGA supplied accountable property must be identified with a NGA identification barcode label. If an item received was not previously barcoded by NGA, the contractor shall request barcode labels within 60 days of receipt of the item. Requests shall include all identifying elements defined in paragraph l.b and be addressed to:
(1) (U) Original request: NGA; Attn: SIOM Mail Stop P-121; 12310 Sunrise Valley Drive, Reston, VA 20191
(2) (U) Copy of request: NGA Contracting Officer (or Administrative Contracting Officer if property accountability has been so delegated) in accordance with the address provided in the applicable contract.
e. (U) GFPRs shall be updated as required and submitted annually, from contract award, to the following addressees:
(1) (U) NGA SIOMP (same address as above), and
(2) (U) NGA Contracting Officer (or Administrative Contracting Officer if property accountability has been so delegated? in accordance with the address provided in the applicable contract.
3. (U) Government Responsibilities. After receipt of a proper request for barcode labels:
a. (U) NGA SIOMP will provide the contractor the barcode labels to be affixed to each item of accountable property, and
b. (U) The NGA Contracting Officer (or Administrative Contracting officer) will update the contract accordingly.
4. (U) Contractor acquired property is government property not government furnished property, see definitions at FAR 45.101(a). Contractor acquired property shall be controlled and reported in accordance with FAR 45.5 and any additional FAR/DFARS property clause requirements.
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5. (U) Property disposition shall be accomplished per FAR 46.6, any applicable FAR/DFARS clause, or contracting officer instructions.
6. (U) A written contract modification is required to increase or decrease government furnished property on a contract. Distribution of the basic contract and modification(s) is mandatory and shall to be made to the SIOMP.
H.14	(U) NGA: 5X52.227-9001 ACTIVITIES THAT AFFECT U.S. PERSONS (DEC 2004)
(U) This contract is sponsored by the National Geospatial-Intelligence Agency. All work and services to be performed hereunder shall be in strict compliance with procedures set forth in DoDI 5240.1-R.
H.15	(U) NGA: 5X52.207-9000 DOD BASE REALIGNMENT AND CLOSURE (APR 2008)
(U) While NGA continues to transform its processes and systems for the geospatial intelligence (GEOINT) mission, the Agency will soon begin an even more visible change: consolidating its Eastern facilities. In accordance with the Department of Defense Base Realignment and Closure (BRAC) actions that became law in November 2005, NGA will consolidate Eastern operations in the Springfield, Virginia area on Fort Belvoir North Area by September 15, 2011. As NGA moves to this New Campus East, it will close its primary sites in Bethesda, Reston, and the Washington Navy Yard, in addition to relocating smaller NGA functions.
H.16	(U) NGA: 5X52.242-9001 OBSERVANCE OF LEGAL HOLIDAYS & CLOSURE OF NGA (OCT 2008) (MODIFIED)
(a) (U) The National Geospatial-Intelligence Agency observes the following days as Federal holidays
This Table is UNCLASSIFIED

New Year’s Day	January 1st
Martin Luther King’s Birthday	3rd Monday in January
Presidents Day	3rd Monday in February
Memorial Day	Last Monday in May
Independence Day	July 4th
Labor Day	1st Monday in September
Columbus Day	2nd Monday in October
Veterans Day	November 11th
Thanksgiving Day	4th Thursday in November
Christmas Day	December 25th
Inauguration Day (Washington DC Metropolitan Area only)	January 20th after each leap year
(U) Any other day designated by Federal law, Executive Order, or Presidential Proclamation.
(b) (U) When any such day falls on a Saturday or Sunday, the following Monday is observed. Observance of such days by Government personnel shall not be cause for additional period of performance or entitlement to compensation except as set forth in the contract. If the contractor’s personnel work on a holiday, no form of holiday or other premium compensation will be reimbursed either as a direct or indirect cost, unless authorized pursuant to an overtime clause elsewhere in the contract.
(c) (U) NGA may close a facility for all or a portion of a business day as a result of
1) (U) Granting administrative leave to non-essential NGA personnel (e.g., unanticipated holiday);
2) (U) Inclement weather;
3) (U) Failure of Congress to appropriate operation funds;
4) (U) Continuity of Operations (COOP) training exercises;
5) (U) Or any other reason deemed appropriate by the D/NGA.
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(d) (U) In such cases, contractor personnel not classified as essential under the contract (i.e., not performing critical round-the-clock services/tasks or who are not already on duty at the facility), shall not report to the facility. Contractor personnel already present shall be requested to leave the facility.
(e) (U) Performance of round-the-clock operations: At the direction of the Contracting Officer; the contractor agrees to continue to provide sufficient personnel to meet requirements of critical tasks already in operation, or scheduled for performance during the period in which NGA employees are dismissed or the facility has been closed prior to the commencement of normal operations. Contractor personnel should contact their respective home offices to determine their company’s respective policies on charging contracts during unscheduled closures.
H.17	(U) SECURITY REQUIREMENTS — CONTRACT CLASSIFICATION
(U//FOUO) The association of the Government with the Contractor is unclassified in accordance with Contract Attachment 2, DD Form 254. The maximum work to be performed is classified [**Redacted**]. The maximum classification of reports is classified [**Redacted**]. The maximum classification of hardware is classified [**Redacted**]. This classified information shall be divulged only on a need to know basis, and then only to those who have been authorized in writing by the Contracting Officer. Correspondence originated by the Contractor and/or data to be submitted, the contents of which contain classified information shall be stamped by you with the appropriate classification in accordance with Contract Attachment 2, DD Form 254.
H.18	(U) ORGANIZATIONAL CONFLICT OF INTEREST
(a) (U) The term “organizational conflict of interest” means that because of other activities or relationships with other persons, a person is unable to or potentially unable to render impartial assistance or advice to the Government, or the person’s objectivity in performing the contract work is or might be otherwise impaired, or a person has an unfair competitive advantage. The term “person” includes a business organization.
(b) (U) If the Contractor is aware of any information bearing on any existing or potential organizational conflict of interest, it shall provide a disclosure statement which describes all relevant information concerning any past, present, or planned interests bearing on whether it (including its chief executives and directors, or any proposed consultant or subcontractor) may have an existing or potential organizational conflict of interest.
(c) (U) Contractors should refer to FAR Subpart 9.5 for policies and procedures for avoiding, neutralizing, or mitigating organizational conflicts of interest.
(d) (U) If the Contracting Officer determines that a conflict exists or may occur, he shall advise the Contractor and take appropriate steps to avoid or otherwise resolve the conflict through the inclusion of a special agreement clause or other appropriate means. The terms of any special clause are subject to negotiation.
H.19	(U) SENSITIVE REQUIREMENTS AND PRODUCT HANDLING
[**Redacted**]
H.20	(U) WARRANTY
(U) The Contractor provides a limited warranty for 30 days that the Products delivered will be of the area of interest ordered and the media used to carry the Products will be free from physical or material defects. The Contractor’s sole liability shall be to replace the media if the media (not the software or data encoded thereon) is defective and NGA returns such to the Contractor within 30 days of delivery. WITH THE EXCEPTION OF THE PROCEEDING WARRANTY, AND IRRESPECTIVE OF ANY OTHER TERM IN THIS CONTRACT TO THE CONTRACT, THE PRODUCTS ARE PROVIDED WITHOUT WARRANTY OF ANY KIND, AND ALL WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE ARE DISCLAIMED. THE CONTRACTOR DOES NOT WARRANT THAT THE PRODUCTS WILL MEET NGA’S NEEDS OR EXPECTATIONS, OR THAT OPERATIONS OF THE PRODUCTS WILL BE ERROR FREE OR UNINTERRUPTED. NO INFORMATION PROVIDED BY THE CONTRACTOR OR ITS AGENTS, EMPLOYEES, OR ITS RESELLERS OR DISTRIBUTORS SHALL CREATE A WARRANTY, OR IN ANY WAY INCREASE THE SCOPE OF THIS LIMITED WARRANTY, AND NGA IS NOT ENTITLED TO RELY ON ANY SUCH INFORMATION. Nothing in this clause impacts the Government’s rights under the inspection and acceptance clauses of this contract.
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H.21	(U) EXPORT CONTROL AND ASSIGNMENT OF PERSONNEL
(U) The Contractor shall comply with the restrictions required by Executive Order 12470, the Arms Export Control Act (Title 22, USC)(Sec 275), the International Traffic in Arms Regulation (ITAR), or DoD directive 5230.25, Withholding of Unclassified Technical Data from Public Disclosure.
(U) The Contractor shall provide the Contracting Officer the identity of foreign nationals (other than those lawfully admitted into the U.S. for permanent residence) whom the Contractor intends to use in support of this contract for Government review no less than 30 calendar days prior to their proposed start. If the contractor determines an applicable ITAR exemption requires action by the Government, including but not limited to 22 CFR 125.4(b)(1), the exemption request shall be provided with submittal of the name. Only foreign nationals approved in writing by the Contracting Officer shall be permitted to work on this contract.
H.22	(U) EMERGENCIES, DISASTERS, AND HUMANITARIAN EFFORTS
(a) (U) In support of emergencies, disasters, and humanitarian efforts, the NGA may disseminate and/or post on open web sites imagery licensed under this contract regardless of whether the recipients are within the NextView license user groups. The imagery will contain the copyright notice and the NextView license notice. After 30 days, the imagery will be handled in accordance with the NextView license.
(b) (U) The contractor will be given notice within 24 hours after the start of the dissemination/posting of imagery under the authority of this clause.
(c) (U) If the contractor does not believe the situation constitutes an emergency, disaster, or humanitarian effort, the contractor has 24 hours after receiving notice to object to the dissemination/posting of the imagery under the authority of this clause. If the parties cannot reach agreement, the matter will be resolved in accordance with the Disputes Clause and the other terms and conditions of this contract.
H.23	(U) NextView IMAGERY END USER LICENSE AGREEMENT
a. (U) General Terms
1. (U) This clause applies to all unprocessed sensor data and requirements-compliant processed imagery, imagery services, imagery-derived products and imagery support data licensed under this Contract. No other clauses related to intellectual property or data rights of any sort shall have any effect related to the unprocessed sensor data and requirements-compliant processed imagery, imagery services, imagery-derived products and imagery support data delivered under this Contract.
2. (U) All license rights for use of the unprocessed sensor data and requirements-compliant processed imagery, imagery services, imagery-derived products and imagery support data provided to the U.S. Government purchased under this NGA contract are in perpetuity.
3. (U) Licensed users may generate an unlimited number of hardcopies and softcopies of the unprocessed sensor data and requirements-compliant processed imagery, imagery services, imagery-derived products and imagery support data for their use.
4. (i) (U) Licensed users may generate any derived product from the licensed unprocessed sensor data; and requirements-compliant processed imagery, imagery services, imagery-derived products and imagery support data.
(ii) (U) Unprocessed sensor data and requirements-compliant processed imagery, imagery services, imagery-derived products and imagery support data licensed under this NGA contract have no restrictions on use and distribution, but shall contain the copyright markings.
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b. (U) Licensed Users
1. (U) The imagery may be used by the U.S. Government (including, all branches, departments, agencies, and offices).
2. (U) The U.S. Government may provide the imagery to the following organizations:
State Governments

Local Governments

Foreign Governments and inter-governmental organizations

Non-Governmental Organization’s (NGO) and other non-profit organizations
3. (U) In consideration for the flexibility afforded to the U.S. Government by allowing unprocessed sensor data and requirements-compliant processed imagery, imagery services, imagery-derived products and imagery support data to be shared, the United States Government shall use its reasonable best efforts to minimize the effects on commercial sales. Acquisition and dissemination of imagery and imagery products collected within the United States shall be restricted in accordance with law and regulation.
H.24	(U) EXERCISE OF OPTIONS
a. (U) The Government has the unilateral right to exercise any option under this contract by a contract modification signed by the Contracting Officer. The Government may exercise from time to time, either in whole or in part, some or all the option CLINs. An option will be exercised by issuance of a modification prior to the end of the current contract period. [**Redacted**]
b. (U) If exercised, Option CLINs 0101, 0201, 0301, 0401, 0501, 0601, 0701, 0801, and 0901, SLA for Pixel & Imagery Acquisition/Operations (Baseline Collection Capacity) will be exercised not later than the last day of the base period or not later than the last day of the subsequent option period, as appropriate. The Government may exercise the Options under these CLINs only if the preceding Option CLIN was exercised. The Option level exercised by the Government will dictate the capacity of the DigitalGlobe constellation.
c. [**Redacted**]
d. [**Redacted**]
e. (U) If exercised, Option CLINs 0104, 0204, 0304, 0404, 0504, 0604, 0704, 0804, and 0904 Value-Added Products and Services will be exercised not later than the last day of the base period or not later than the last day of the subsequent option period, as appropriate. The Government may exercise the Options under these CLINs only if the preceding Option CLIN was exercised.
f. (U) If exercised, Option CLINs 0105, 0205, 0305, 0405, 0505, 0605, 0705, 0805, and 0905 Physical Media Delivery will be exercised not later than the last day of the base period or not later than the last day of the subsequent option period, as appropriate. The Government may exercise the Options under these CLINs only if the preceding Option CLIN was exercised.
g. (U) If exercised, Option CLINs 0106, 0206, 0306, 0406, 0506, 0606, 0706, 0806, and 0906 System Engineering Services Support will be exercised not later than the last day of the base period or not later than the last day of the subsequent option period, as appropriate. The Government may exercise the Options under these CLINs only if the preceding Option CLIN was exercised.
H.25	[**Redacted**]
H.26	[**Redacted**]
H.27	[**Redacted**]
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H.28	[**Redacted**]
H.29	[**Redacted**]
H.30	[**Redacted**]
H.31	[**Redacted**]
(U) SECTION I — Contract Clauses
I.1	(U) FAR 52.204-2 SECURITY REQUIREMENTS. (AUG 1996)
I.2	(U) FAR 52.204-4 PRINTED OR COPIED DOUBLE-SIDED ON RECYCLED PAPER. (AUG 2000)
I.3	(U) FAR 52.204-7 CENTRAL CONTRACTOR REGISTRATION. (APR 2008)
I.4	(U) FAR 52.212-4 CONTRACT TERMS AND CONDITIONS — COMMERCIAL ITEMS. (MAR 2009)
I.5	(U) FAR 52.212-4 CONTRACT TERMS AND CONDITIONS — COMMERCIAL ITEMS. (MAR 2009) — ALTERNATE I (OCT 2008) (Applicable to CLIN 0x05 and CLIN 0x06 series only)
Fill-in for paragraph (a)(4): [Portion of labor rate attributable to profit: As negotiated for individual tasks.]
I.6	(U) FAR 52.212-5 CONTRACT TERMS AND CONDITIONS REQUIRED TO IMPLEMENT STATUTES OR EXECUTIVE ORDERS—COMMERCIAL ITEMS. (APR 2010)
(a) (U) The Contractor shall comply with the following Federal Acquisition Regulation (FAR) clauses, which are incorporated in this contract by reference, to implement provisions of law or Executive orders applicable to acquisitions of commercial items:
(1) 52.222-50, Combating Trafficking in Persons (FEB 2009) (22 U.S.C. 7104(g)).
Alternate I (Aug 2007) of 52.222-50 (22 U.S.C. 7104(g)).
(2) 52.233-3, Protest After Award (AUG 1996) (31 U.S.C. 3553).
(3) 52.233-4, Applicable Law for Breach of Contract Claim (OCT 2004) (Pub. L. 108-77, 108-78).
(b) (U) The Contractor shall comply with the FAR clauses in this paragraph (b) that the Contracting Officer has indicated as being incorporated in this contract by reference to implement provisions of law or Executive orders applicable to acquisitions of commercial items: Contracting Officer check “☑” as appropriate.
☑ (1) 52.203-6, Restrictions on Subcontractor Sales to the Government (SEP 2006), with Alternate I (OCT 1995) (41 U.S.C. 253g and 10 U.S.C. 2402).
☑ (2) 52.203-13, Contractor Code of Business Ethics and Conduct (APR 2010)(Pub. L. 110-252, Title VI, Chapter 1 (41 U.S.C. 251 note)).
☐ (3) 52.203-15, Whistleblower Protections under the American Recovery and Reinvestment Act of 2009 (MAR 2009) (Section 1553 of Pub. L. 111-5). (Applies to contracts funded by the American Recovery and Reinvestment Act of 2009.)
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☐ (4) 52.204-11, American Recovery and Reinvestment Act—Reporting Requirements (MAR 2009) (Pub. L. 111-5).
☐ (5) 52.219-3, Notice of Total HUBZone Set-Aside (JAN 1999) (15 U.S.C. 657a).
☑ (6) 52.219-4, Notice of Price Evaluation Preference for HUBZone Small Business Concerns (JUL 2005) (if the offeror elects to waive the preference, it shall so indicate in its offer) (15 U.S.C. 657a).
☐ (7) Reserved.
☐ (8)(i) 52.219-6, Notice of Total Small Business Set-Aside (JUN 2003) (15 U.S.C. 644).
☐ (ii) Alternate I (OCT 1995) of 52.219-6.
☐ (iii) Alternate II (MAR 2004) of 52.219-6.
☐ (9)(i) 52.219-7, Notice of Partial Small Business Set-Aside (JUN 2003) (15 U.S.C. 644).
☐ (ii) Alternate I (OCT 1995) of 52.219-7.
☐ (iii) Alternate II (MAR 2004) of 52.219-7.
☑ (10) 52.219-8, Utilization of Small Business Concerns (MAY 2004) (15 U.S.C. 637 (d)(2) and (3)).
[*] (11)(i) 52.219-9, Small Business Subcontracting Plan (APR 2008) (15 U.S.C. 637(d)(4).
* See Clause I.34 for DoD Deviation to this Clause.
☐ (ii) Alternate I (OCT 2001) of 52.219-9.
☐ (iii) Alternate II (OCT 2001) of 52.219-9.
☐ (12) 52.219-14, Limitations on Subcontracting (DEC 1996) (15 U.S.C. 637(a)(14)).
☑ (13) 52.219-16, Liquidated Damages—Subcontracting Plan (JAN 1999) (15 U.S.C. 637(d)(4)(F)(i)).
☐ (14)(i) 52.219-23, Notice of Price Evaluation Adjustment for Small Disadvantaged Business Concerns (OCT 2008) (10 U.S.C. 2323)(if the offeror elects to waive the adjustment, it shall so indicate in its offer.)
☐ (ii) Alternate I (JUN 2003) of 52.219-23.
☐ (15) 52.219-25, Small Disadvantaged Business Participation Program—Disadvantaged Status and Reporting (APR 2008) (Pub. L. 103-355, section 7102, and 10 U.S.C. 2323).
☐ (16) 52.219-26, Small Disadvantaged Business Participation Program—Incentive Subcontracting (OCT 2000) (Pub. L. 103-355, section 7102, and 10 U.S.C. 2323).
☐ (17) 52.219-27, Notice of Total Service-Disabled Veteran-Owned Small Business Set-Aside (May 2004)(15 U.S.C. 657 f).
☑ (18) 52.219-28, Post Award Small Business Program Rerepresentation (APR 2009) (15 U.S.C. 632(a)(2)).
☑ (19) 52.222-3, Convict Labor (JUN 2003) (E.O. 11755).
☑ (20) 52.222-19, Child Labor—Cooperation with Authorities and Remedies (AUG 2009) (E.O. 13126).
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☑ (21) 52.222-21, Prohibition of Segregated Facilities (FEB 1999).
☑ (22) 52.222-26, Equal Opportunity (MAR 2007) (E.O. 11246).
☑ (23) 52.222-35, Equal Opportunity for Special Disabled Veterans, Veterans of the Vietnam Era, and Other Eligible Veterans (SEP 2006) (38 U.S.C. 4212).
☑ (24) 52.222-36, Affirmative Action for Workers with Disabilities (JUN 1998) (29 U.S.C. 793).
☑ (25) 52.222-37, Employment Reports on Special Disabled Veterans, Veterans of the Vietnam Era, and Other Eligible Veterans (SEP 2006) (38 U.S.C. 4212).
☑ (26) 52.222-54, Employment Eligibility Verification (Jan 2009). (Executive Order 12989). (Not applicable to the acquisition of commercially available off-the-shelf items or certain other types of commercial items as prescribed in 22.1803.)
☐ (27)(i) 52.223-9, Estimate of Percentage of Recovered Material Content for EPA-Designated Items (May 2008) (42 U.S.C. 6962(c)(3)(A)(ii)). (Not applicable to the acquisition of commercially available off-the-shelf items.)
☐ (ii) Alternate I (May 2008) of 52.223-9 (42 U.S.C. 6962(i)(2)(C)). (Not applicable to the acquisition of commercially available off-the-shelf items.)
☐ (28) 52.223-15, Energy Efficiency in Energy-Consuming Products (DEC 2007) (42 U.S.C. 8259b).
☐ (29)(i) 52.223-16, IEEE 1680 Standard for the Environmental Assessment of Personal Computer Products (DEC 2007) (E.O. 13423).
☐ (ii) Alternate I (DEC 2007) of 52.223-16.
☐ (30) 52.225-1, Buy American Act — Supplies (FEB 2009) (41 U.S.C. 10a-10d).
☐ (31)(i) 52.225-3, Buy American Act—Free Trade Agreements—Israeli Trade Act (JUN 2009) (41 U.S.C. 10a-10d, 19 U.S.C. 3301 note, 19 U.S.C. 2112 note, 19 U.S.C. 3805 note, Pub. L. 108-77, 108-78, 108-286, 108-302, 109-53, 109-169, 109-283, and 110-138).
☐ (ii) Alternate I (JAN 2004) of 52.225-3.
☐ (iii) Alternate II (JAN 2004) of 52.225-3.
☐ (32) 52.225-5, Trade Agreements (AUG 2009) (19 U.S.C. 2501, et seq., 19 U.S.C. 3301 note).
☑ (33) 52.225-13, Restrictions on Certain Foreign Purchases (JUN 2008) (E.O.’s, proclamations, and statutes administered by the Office of Foreign Assets Control of the Department of the Treasury).
☐ (34) 52.226-4, Notice of Disaster or Emergency Area Set-Aside (Nov 2007) (42 U.S.C. 5150).
☐ (35) 52.226-5, Restrictions on Subcontracting Outside Disaster or Emergency Area (Nov 2007) (42 U.S.C. 5150).
☐ (36) 52.232-29, Terms for Financing of Purchases of Commercial Items (FEB 2002) (41 U.S.C. 255(f), 10 U.S.C. 2307(f)).
☐ (37) 52.232-30, Installment Payments for Commercial Items (OCT 1995) (41 U.S.C. 255(f), 10 U.S.C. 2307(f)).
☑ (38) 52.232-33, Payment by Electronic Funds Transfer — Central Contractor Registration (OCT 2003) (31 U.S.C. 3332).
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☐ (39) 52.232-34, Payment by Electronic Funds Transfer — Other than Central Contractor Registration (MAY 1999) (31 U.S.C. 3332).
☐ (40) 52.232-36, Payment by Third Party (FEB 2010) (31 U.S.C. 3332).
☑ (41) 52.239-1, Privacy or Security Safeguards (AUG 1996) (5 U.S.C. 552a).
☐ (42)(i) 52.247-64, Preference for Privately Owned U.S.-Flag Commercial Vessels (FEB 2006) (46 U.S.C. Appx 1241(b) and 10 U.S.C. 2631).
☐(ii) Alternate I (APR 2003) of 52.247-64
(c) (U) The Contractor shall comply with the FAR clauses in this paragraph (c), applicable to commercial services, that the Contracting Officer has indicated as being incorporated in this contract by reference to implement provisions of law or Executive orders applicable to acquisitions of commercial items: (Contracting Officer check “☑” as appropriate.)
☐ (1) 52.222-41, Service Contract Act of 1965 (NOV 2007) (41 U.S.C. 351, et seq.).
☐ (2) 52.222-42, Statement of Equivalent Rates for Federal Hires (MAY 1989) (29 U.S.C. 206 and 41 U.S.C. 351, et seq.).
☐ (3) 52.222-43, Fair Labor Standards Act and Service Contract Act—Price Adjustment (Multiple Year and Option Contracts) (SEP 2009) (29 U.S.C. 206 and 41 U.S.C. 351, et seq.).
☐ (4) 52.222-44, Fair Labor Standards Act and Service Contract Act—Price Adjustment (SEP 2009) (29 U.S.C. 206 and 41 U.S.C. 351, et seq.).
☐ (5) 52.222-51, Exemption from Application of the Service Contract Act to Contracts for Maintenance, Calibration, or Repair of Certain Equipment—Requirements (NOV 2007) (41 U.S.C. 351, et seq.).
☐ (6) 52.222-53, Exemption from Application of the Service Contract Act to Contracts for Certain Services—Requirements (FEB 2009) (41 U.S.C. 351, et seq.).
☐ (7) 52.226-6, Promoting Excess Food Donation to Nonprofit Organizations. (MAR 2009) (Pub. L. 110-247).
☐ (8) 52.237-11, Accepting and Dispensing of $1 Coin (SEP 2008) (31 U.S.C. 5112(p)(1)).
(d) (U) Comptroller General Examination of Record. The Contractor shall comply with the provisions of this paragraph (d) if this contract was awarded using other than sealed bid, is in excess of the simplified acquisition threshold, and does not contain the clause at 52.215-2, Audit and Records - Negotiation.
(1) The Comptroller General of the United States, or an authorized representative of the Comptroller General, shall have access to and right to examine any of the Contractor’s directly pertinent records involving transactions related to this contract.
(2) The Contractor shall make available at its offices at all reasonable times the records, materials, and other evidence for examination, audit, or reproduction, until 3 years after final payment under this contract or for any shorter period specified in FAR Subpart 4.7, Contractor Records Retention, of the other clauses of this contract. If this contract is completely or partially terminated, the records relating to the work terminated shall be made available for 3 years after any resulting final termination settlement. Records relating to appeals under the disputes clause or to litigation or the settlement of claims arising under or relating to this contract shall be made available until such appeals, litigation, or claims are finally resolved.
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(3) As used in this clause, records include books, documents, accounting procedures and practices, and other data, regardless of type and regardless of form. This does not require the Contractor to create or maintain any record that the Contractor does not maintain in the ordinary course of business or pursuant to a provision of law.
(e)(1) (U) Notwithstanding the requirements of the clauses in paragraphs (a), (b), (c), and (d) of this clause, the Contractor is not required to flow down any FAR clause, other than those in this paragraph (e)(1) in a subcontract for commercial items. Unless otherwise indicated below, the extent of the flow down shall be as required by the clause—
(i) 52.203-13, Contractor Code of Business Ethics and Conduct (APR 2010) (Pub. L. 110-252, Title VI, Chapter 1 (41 U.S.C. 251 note)).
(ii) 52.219-8, Utilization of Small Business Concerns (MAY 2004) (15 U.S.C. 637(d)(2) and (3)), in all subcontracts that offer further subcontracting opportunities. If the subcontract (except subcontracts to small business concerns) exceeds $550,000 ($1,000,000 for construction of any public facility), the subcontractor must include 52.219-8 in lower tier subcontracts that offer subcontracting opportunities.
(iii) Reserved.
(iv) 52.222-26, Equal Opportunity (MAR 2007) (E.O. 11246).
(v) 52.222-35, Equal Opportunity for Special Disabled Veterans, Veterans of the Vietnam Era, and Other Eligible Veterans (SEP 2006) (38 U.S.C. 4212).
(vi) 52.222-36, Affirmative Action for Workers with Disabilities (JUN 1998) (29 U.S.C. 793).
(vii) Reserved.
(viii) 52.222-41, Service Contract Act of 1965 (NOV 2007) (41 U.S.C. 351, et seq.).
(ix) 52.222-50, Combating Trafficking in Persons (FEB 2009) (22 U.S.C. 7104(g)).
Alternate I (Aug 2007) of 52.222-50 (22 U.S.C. 7104(g)).
(x) 52.222-51, Exemption from Application of the Service Contract Act to Contracts for Maintenance, Calibration, or Repair of Certain Equipment—Requirements (NOV 2007) (41 U.S.C. 351, et seq.).
(xi) 52.222-53, Exemption from Application of the Service Contract Act to Contracts for Certain Services-Requirements (FEB 2009)(41 U.S.C. 351, et seq.).
(xii) 52.222-54, Employment Eligibility Verification (Jan 2009).
(xiii) 52.226-6, Promoting Excess Food Donation to Nonprofit Organizations. (MAR 2009) (Pub. L. 110-247). Flow down required in accordance with paragraph (e) of FAR clause 52.226-6.
(xiv) 52.247-64, Preference for Privately Owned U.S.-Flag Commercial Vessels (FEB 2006) (46 U.S.C. Appx 1241(b) and 10 U.S.C. 2631). Flow down required in accordance with paragraph (d) of FAR clause 52.247-64.
(2) While not required, the contractor may include in its subcontracts for commercial items a minimal number of additional clauses necessary to satisfy its contractual obligations.
I.7	(U) FAR 52.215-21 REQUIREMENTS FOR COST OR PRICING DATA OR INFORMATION OTHER THAN COST OR PRICING DATA — MODIFICATIONS. (OCT 1997)
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I.8	(U) FAR 52.216-22 INDEFINITE QUANTITY. (OCT 1995) (Applicable to CLIN Series 0x04 and 0x05)
(a) (U) This is an indefinite-quantity contract for the supplies or services specified, and effective for the period stated, in the Schedule. The quantities of supplies and services specified in the Schedule are estimates only and are not purchased by this contract.
(b) (U) Delivery or performance shall be made only as authorized by orders issued in accordance with the Ordering clause. The Contractor shall furnish to the Government, when and if ordered, the supplies or services specified in the Schedule up to and including the quantity designated in the Schedule as the “maximum.” The Government shall order at least the quantity of supplies or services designated in the Schedule as the “minimum.”
(c) (U) Except for any limitations on quantities in the Order Limitations clause or in the Schedule, there is no limit on the number of orders that may be issued. The Government may issue orders requiring delivery to multiple destinations or performance at multiple locations.
(d) (U) Any order issued during the effective period of this contract and not completed within that period shall be completed by the Contractor within the time specified in the order. The contract shall govern the Contractor’s and Government’s rights and obligations with respect to that order to the same extent as if the order were completed during the contract’s effective period; provided, that the Contractor shall not be required to make any deliveries under this contract after April 30, 2022.
I.9	(U) FAR 52.217-9 OPTION TO EXTEND THE TERM OF THE CONTRACT. (MAR 2000)
(a) The Government may extend the term of this contract by written notice to the Contractor within 90 days; provided that the Government gives the Contractor a preliminary written notice of its intent to extend at least [ ]days (60 days unless a different number of days is inserted) before the contract expires. The preliminary notice does not commit the Government to an extension.
(b) If the Government exercises this option, the extended contract shall be considered to include this option clause.
(c) The total duration of this contract, including the exercise of any options under this clause, shall not exceed 10 years.
I.10	(U) FAR 52.227-1 AUTHORIZATION AND CONSENT. (DEC 2007) Alternative I (APR 1984)
I.11	(U) FAR 52.227-2 NOTICE AND ASSISTANCE REGARDING PATENT AND COPYRIGHT INFRINGEMENT. (DEC 2007)
I.12	(U) FAR 52.232-11 EXTRAS. (APR 1984)
I.13	(U) FAR 52.243-1 CHANGES — FIXED-PRICE. (AUG 1987)
I.14	(U) FAR 52.243-7 NOTIFICATION OF CHANGES. (APR 1984)
(a) (U) Definitions. “Contracting Officer,” as used in this clause, does not include any representative of the Contracting Officer.
(U) “Specifically Authorized Representative (SAR),” as used in this clause, means any person the Contracting Officer has so designated by written notice (a copy of which shall be provided to the Contractor) which shall refer to this paragraph and shall be issued to the designated representative before the SAR exercises such authority.
(b) (U) Notice. The primary purpose of this clause is to obtain prompt reporting of Government conduct that the Contractor considers to constitute a change to this contract. Except for changes identified as such in writing and signed by the Contracting Officer, the Contractor shall notify the Administrative Contracting Officer in writing promptly, within 7 calendar days (with a copy to the COR) (to be negotiated) calendar days from the date that the Contractor identifies any Government conduct (including actions, inactions, and written or oral communications) that the Contractor regards as a change to the contract terms and conditions. On the basis of the most accurate information available to the Contractor, the notice shall state
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(1) (U) The date, nature, and circumstances of the conduct regarded as a change;
(2) (U) The name, function, and activity of each Government individual and Contractor official or employee involved in or knowledgeable about such conduct;
(3) (U) The identification of any documents and the substance of any oral communication involved in such conduct;
(4) (U) In the instance of alleged acceleration of scheduled performance or delivery, the basis upon which it arose;
(5) (U) The particular elements of contract performance for which the Contractor may seek an equitable adjustment under this clause, including -
(i) (U) What contract line items have been or may be affected by the alleged change;
(ii) (U) What labor or materials or both have been or may be added, deleted, or wasted by the alleged change;
(iii) (U) To the extent practicable, what delay and disruption in the manner and sequence of performance and effect on continued performance have been or may be caused by the alleged change;
(iv) (U) What adjustments to contract price, delivery schedule, and other provisions affected by the alleged change are estimated; and
(6) (U) The Contractor’s estimate of the time by which the Government must respond to the Contractor’s notice to minimize cost, delay or disruption of performance.
(c) (U) Continued performance. Following submission of the notice required by paragraph (b) of this clause, the Contractor shall diligently continue performance of this contract to the maximum extent possible in accordance with its terms and conditions as construed by the Contractor, unless the notice reports a direction of the Contracting Officer or a communication from a SAR of the Contracting Officer, in either of which events the Contractor shall continue performance; provided, however, that if the Contractor regards the direction or communication as a change as described in paragraph (b) of this clause, notice shall be given in the manner provided. All directions, communications, interpretations, orders and similar actions of the SAR shall be reduced to writing promptly and copies furnished to the Contractor and to the Contracting Officer. The Contracting Officer shall promptly countermand any action which exceeds the authority of the SAR.
(d) (U) Government response. The Contracting Officer shall promptly, within [ ] (to be negotiated) calendar days after receipt of notice, respond to the notice in writing. In responding, the Contracting Officer shall either -
(1) (U) Confirm that the conduct of which the Contractor gave notice constitutes a change and when necessary direct the mode of further performance;
(2) (U) Countermand any communication regarded as a change;
(3) (U) Deny that the conduct of which the Contractor gave notice constitutes a change and when necessary direct the mode of further performance; or
(4) (U) In the event the Contractor’s notice information is inadequate to make a decision under paragraphs (d)(1), (2), or (3) of this clause, advise the Contractor what additional information is required, and establish the date by which it should be furnished and the date thereafter by which the Government will respond.
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(e) (U) Equitable adjustments. (1) If the Contracting Officer confirms that Government conduct effected a change as alleged by the Contractor, and the conduct causes an increase or decrease in the Contractor’s cost of, or the time required for, performance of any part of the work under this contract, whether changed or not changed by such conduct, an equitable adjustment shall be made -
(i) (U) In the contract price or delivery schedule or both; and
(ii) (U) In such other provisions of the contract as may be affected.
(2) (U) The contract shall be modified in writing accordingly. In the case of drawings, designs or specifications which are defective and for which the Government is responsible, the equitable adjustment shall include the cost and time extension for delay reasonably incurred by the Contractor in attempting to comply with the defective drawings, designs or specifications before the Contractor identified, or reasonably should have identified, such defect. When the cost of property made obsolete or excess as a result of a change confirmed by the Contracting Officer under this clause is included in the equitable adjustment, the Contracting Officer shall have the right to prescribe the manner of disposition of the property. The equitable adjustment shall not include increased costs or time extensions for delay resulting from the Contractor’s failure to provide notice or to continue performance as provided, respectively, in paragraphs (b) and (c) of this clause.
(U) Note: The phrases “contract price” and “cost” wherever they appear in the clause, may be appropriately modified to apply to cost-reimbursement or incentive contracts, or to combinations thereof.
I.15	(U) FAR 52.244-6 SUBCONTRACTS FOR COMMERCIAL ITEMS. (APR 2010)
(a) (U) Definitions. As used in this clause—
“Commercial item” has the meaning contained in Federal Acquisition Regulation 2.101, Definitions.
“Subcontract” includes a transfer of commercial items between divisions, subsidiaries, or affiliates of the Contractor or subcontractor at any tier.
(b) (U) To the maximum extent practicable, the Contractor shall incorporate, and require its subcontractors at all tiers to incorporate, commercial items or nondevelopmental items as components of items to be supplied under this contract.
(c)(1) (U) The Contractor shall insert the following clauses in subcontracts for commercial items:
(i) 52.203-13, Contractor Code of Business Ethics and Conduct (Apr 2010) (Pub. L. 110-252, Title VI, Chapter 1 (41 U.S.C. 251 note)), if the subcontract exceeds $5,000,000 and has a performance period of more than 120 days. In altering this clause to identify the appropriate parties, all disclosures of violation of the civil False Claims Act or of Federal criminal law shall be directed to the agency Office of the Inspector General, with a copy to the Contracting Officer.
(ii) 52.203-15, Whistleblower Protections Under the American Recovery and Reinvestment Act of 2009 (Section 1553 of Pub. L. 111-5), if the subcontract is funded under the Recovery Act.
(iii) 52.219-8, Utilization of Small Business Concerns (MAY 2004) (15 U.S.C. 637(d)(2) and (3)), in all subcontracts that offer further subcontracting opportunities. If the subcontract (except subcontracts to small business concerns) exceeds $550,000 ($1,000,000 for construction of any public facility), the subcontractor must include 52.219-8 in lower tier subcontracts that offer subcontracting opportunities.
(iv) 52.222-26, Equal Opportunity (MAR 2007) (E.O. 11246).
(v) 52.222-35, Equal Opportunity for Special Disabled Veterans, Veterans of the Vietnam Era, and Other Eligible Veterans (SEP 2006) (38 U.S.C. 4212(a)).
(vi) 52.222-36, Affirmative Action for Workers with Disabilities (JUN 1998) (29 U.S.C. 793).
(vii) Reserved.
(viii) 52.222-50, Combating Trafficking in Persons (FEB 2009) (22 U.S.C. 7104(g)).
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(ix) 52.247-64, Preference for Privately Owned U.S.-Flag Commercial Vessels (Feb 2006) (46 U.S.C. App. 1241 and 10 U.S.C. 2631), if flow down is required in accordance with paragraph (d) of FAR clause 52.247-64.
(2) (U) While not required, the Contractor may flow down to subcontracts for commercial items a minimal number of additional clauses necessary to satisfy its contractual obligations.
(d) (U) The Contractor shall include the terms of this clause, including this paragraph (d), in subcontracts awarded under this contract.
I.16	(U) FAR 52.245-1 GOVERNMENT PROPERTY. (JUN 2007)
I.17	(U) FAR 52.245-9 USE AND CHARGES. (JUN 2007)
I.18	(U) FAR 52.252-2 CLAUSES INCORPORATED BY REFERENCE. (FEB 1998)
(U) This contract incorporates one or more clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available. Also, the full text of a clause may be accessed electronically at this/these address(es): http://farsite.hill.af.mil/ vffara.htm and http://farsite.hill.af.mil/ vfdara.htm
I.19	(U) FAR 52.253-1 COMPUTER GENERATED FORMS. (JAN 1991)
I.20	(U) DFARS 252.201-7000 CONTRACTING OFFICER’S REPRESENTATIVE. (DEC 1991)
I.21	(U) DFARS 252.203-7002 REQUIREMENT TO INFORM EMPLOYEES OF WHISTLEBLOWER RIGHTS. (JAN 2009)
I.22	(U) DFARS 252.204-7000 DISCLOSURE OF INFORMATION. (DEC 1991)
(a) (U) The Contractor shall not release to anyone outside the Contractor’s organization any unclassified information, regardless of medium (e.g., film, tape, document), pertaining to any part of this contract or any program related to this contract, unless —
(1) (U) The Contracting Officer has given prior written approval; or
(2) (U) The information is otherwise in the public domain before the date of release.
(b) (U) Requests for approval shall identify the specific information to be released, the medium to be used, and the purpose for the release. The Contractor shall submit its request to the Contracting Officer at least 45 days before the proposed date for release.
(c) (U) The Contractor agrees to include a similar requirement in each subcontract under this contract. Subcontractors shall submit requests for authorization to release through the prime contractor to the Contracting Officer.
I.23	(U) DFARS 252.204-7003 CONTROL OF GOVERNMENT PERSONNEL WORK PRODUCT. (APR 1992)
I.24	(U) DFARS 252.204-7004 ALTERNATE A, CENTRAL CONTRACTOR REGISTRATION. (SEP 2007)
(a) (U) Definitions. As used in this clause—
(U) “Central Contractor Registration (CCR) database” means the primary Government repository for contractor information required for the conduct of business with the Government.
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(U) “Commercial and Government Entity (CAGE) code” means—
(1) (U) A code assigned by the Defense Logistics Information Service (DLIS) to identify a commercial or Government entity; or
(2) (U) A code assigned by a member of the North Atlantic Treaty Organization that DLIS records and maintains in the CAGE master file. This type of code is known as an “NCAGE code.”
(U) “Data Universal Numbering System (DUNS) number” means the 9-digit number assigned by Dun and Bradstreet, Inc. (D&B) to identify unique business entities.
(U) Data Universal Numbering System +4 (DUNS+4) number” means the DUNS number assigned by D&B plus a 4-character suffix that may be assigned by a business concern. (D&B has no affiliation with this 4-character suffix.) This 4-character suffix may be assigned at the discretion of the business concern to establish additional CCR records for identifying alternative Electronic Funds Transfer (EFT) accounts (see Subpart 32.11 of the Federal Acquisition Regulation) for the same parent concern.
(U) “Registered in the CCR database” means that—
(1) (U) The Contractor has entered all mandatory information, including the DUNS number or the DUNS+4 number, into the CCR database;
(2) (U) The Contractor’s CAGE code is in the CCR database; and
(3) (U) The Government has validated all mandatory data fields, to include validation of the Taxpayer Identification Number (TIN) with the Internal Revenue Service, and has marked the records “Active.” The Contractor will be required to provide consent for TIN validation to the Government as part of the CCR registration process.
I.25	(U) DFARS 252.204-7005 ORAL ATTESTATION OF SECURITY RESPONSIBILITIES. (NOV 2001)
I.26	(U) DFARS 252.204-7006 BILLING INSTRUCTIONS. (OCT 2005)
I.27	(U) DFARS 252.209-7004 SUBCONTRACTING WITH FIRMS THAT ARE OWNED OR CONTROLLED BY THE GOVERNMENT OF A TERRORIST COUNTRY. (DEC 2006)
I.28	(U) DFARS 252.212-7001 CONTRACT TERMS AND CONDITIONS REQUIRED TO IMPLEMENT STATUTES OR EXECUTIVE ORDERS APPLICABLE TO DEFENSE ACQUISITIONS OF COMMERCIAL ITEMS (APR 2010)
(a) (U) The Contractor agrees to comply with the following Federal Acquisition Regulation (FAR) clause which, if checked, is included in this contract by reference to implement a provision of law applicable to acquisitions of commercial items or components.
☑ 52.203-3, Gratuities (APR 1984) (10 U.S.C. 2207).
(b) (U) The Contractor agrees to comply with any clause that is checked on the following list of Defense FAR Supplement clauses which, if checked, is included in this contract by reference to implement provisions of law or Executive orders applicable to acquisitions of commercial items or components.
(1) ☑ 252.203-7000, Requirements Relating to Compensation of Former DoD Officials (JAN 2009) (Section 847 of Pub. L. 110-181).
(2) ☐ 252.205-7000, Provision of Information to Cooperative Agreement Holders (DEC 1991) (10 U.S.C. 2416).
(3) ☑* 252.219-7003, Small Business Subcontracting Plan (DoD Contracts) (APR 2007) (15 U.S.C. 637).
* See Clause I.34 for DoD Deviation to this Clause.
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(4) ☑* 252.219-7004, Small Business Subcontracting Plan (Test Program) (AUG 2008) (15 U.S.C. 637 note).
* See Clause I.34 for DoD Deviation to this Clause.
(5) ☐ 252.225-7001, Buy American Act and Balance of Payments Program (JAN 2009) (41 U.S.C. 10a-10d, E.O. 10582).
(6) ☐ 252.225-7008, Restriction on Acquisition of Specialty Metals (JUL 2009) (10 U.S.C. 2533b).
(7) ☐ 252.225-7009, Restriction on Acquisition of Certain Articles Containing Specialty Metals (JUL 2009) (10 U.S.C. 2533b).
(8) ☑ 252.225-7012, Preference for Certain Domestic Commodities (DEC 2008) (10 U.S.C. 2533a).
(9) ☐ 252.225-7015, Restriction on Acquisition of Hand or Measuring Tools (JUN 2005) (10 U.S.C. 2533a).
(10) ☐ 252.225-7016, Restriction on Acquisition of Ball and Roller Bearings (MAR 2006) (Section 8065 of Public Law 107-117 and the same restriction in subsequent DoD appropriations acts).
(11)(i) ☑ 252.225-7021, Trade Agreements (NOV 2009) (19 U.S.C. 2501-2518 and 19 U.S.C. 3301 note).
(ii) ☐ Alternate I (SEP 2008).
(12) ☐ 252.225-7027, Restriction on Contingent Fees for Foreign Military Sales (APR 2003) (22 U.S.C. 2779).
(13) ☐ 252.225-7028, Exclusionary Policies and Practices of Foreign Governments (APR 2003) (22 U.S.C. 2755).
(14)(i) ☐ 252.225-7036, Buy American Act—Free Trade Agreements—Balance of Payments Program (JUL 2009) (41 U.S.C. 10a-10d and 19 U.S.C. 3301 note).
(ii) ☐ Alternate I (JUL 2009) of 252.225-7036.
(15) ☐ 252.225-7038, Restriction on Acquisition of Air Circuit Breakers (JUN 2005) (10 U.S.C. 2534(a)(3)).
(16) ☑ 252.226-7001, Utilization of Indian Organizations, Indian-Owned Economic Enterprises, and Native Hawaiian Small Business Concerns (SEP 2004) (Section 8021 of Pub. L. 107-248 and similar sections in subsequent DoD appropriations acts).
(17) ☑ 252.227-7015, Technical Data—Commercial Items (NOV 1995) (10 U.S.C. 2320).
(18) ☑ 252.227-7037, Validation of Restrictive Markings on Technical Data (SEP 1999) (10 U.S.C. 2321).
(19) ☑ 252.232-7003, Electronic Submission of Payment Requests and Receiving Reports (MAR 2008) (10 U.S.C. 2227).
(20) ☑ 252.237-7019, Training for Contractor Personnel Interacting with Detainees (SEP 2006) (Section 1092 of Public Law 108-375).
(21) ☑ 252.243-7002, Requests for Equitable Adjustment (MAR 1998) (10 U.S.C. 2410).
(22) ☐ 252.247-7003, Pass-Through of Motor Carrier Fuel Surcharge Adjustment to the Cost Bearer (JUL 2009) (Section 884 of Public Law 110-417).
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(23)(i) ☑ 252.247-7023, Transportation of Supplies by Sea (MAY 2002) (10 U.S.C. 2631).
(ii) ☐ Alternate I (MAR 2000) of 252.247-7023.
(iii) ☐ Alternate II (MAR 2000) of 252.247-7023.
(iv) ☐ Alternate III (MAY 2002) of 252.247-7023.
(24) ☐ 252.247-7024, Notification of Transportation of Supplies by Sea (MAR 2000) (10 U.S.C. 2631).
(c) (U) In addition to the clauses listed in paragraph (e) of the Contract Terms and Conditions Required to Implement Statutes or Executive Orders—Commercial Items clause of this contract (FAR 52.212-5), the Contractor shall include the terms of the following clauses, if applicable, in subcontracts for commercial items or commercial components, awarded at any tier under this contract:
(1) 252.237-7019, Training for Contractor Personnel Interacting with Detainees (SEP 2006) (Section 1092 of Public Law 108-375).
(2) 252.247-7003, Pass-Through of Motor Carrier Fuel Surcharge Adjustment to the Cost Bearer (JUL 2009) (Section 884 of Public Law 110-417).
(3) 252.247-7023, Transportation of Supplies by Sea (MAY 2002) (10 U.S.C. 2631).
(4) 252.247-7024, Notification of Transportation of Supplies by Sea (MAR 2000) (10 U.S.C. 2631).
I.29	(U) DFARS 252.227-7013 RIGHTS IN TECHNICAL DATA—NONCOMMERCIAL ITEMS. (NOV 1995) [**Redacted**]
* (U) See Contract Attachment 5, List of Data Delivered with Government Purpose Rights, and Contract Attachment 6, List of Data with Limited Rights.
I.30	(U) DFARS 252.227-7014 RIGHTS IN NONCOMMERCIAL COMPUTER SOFTWARE AND NONCOMMERCIAL COMPUTER SOFTWARE DOCUMENTATION. (JUN 1995) [**Redacted**]
* (U) See Contract Attachment 5, List of Data Delivered with Government Purpose Rights, and Contract Attachment 6, List of Data with Limited Rights.
I.31	(U) DFARS 252.232-7007 LIMITATION OF GOVERNMENT’S OBLIGATION. (MAY 2006)
(a) (U) Contract line item(s) (See Section B, Total Contract Price/Total Contract Funding) through (See Section B, Total Contract Price/Total Contract Funding) are incrementally funded. For these item(s), the sum of $(See Section B, Total Contract Price/Total Contract Funding) of the total price is presently available for payment and allotted to this contract. An allotment schedule is set forth in paragraph (j) of this clause.
(b) (U) For item(s) identified in paragraph (a) of this clause, the Contractor agrees to perform up to the point at which the total amount payable by the Government, including reimbursement in the event of termination of those item(s) for the Government’s convenience, approximates the total amount currently allotted to the contract. The Contractor is not authorized to continue work on those item(s) beyond that point. The Government will not be obligated in any event to reimburse the Contractor in excess of the amount allotted to the contract for those item(s) regardless of anything to the contrary in the clause entitled “Termination for Convenience of the Government.” As used in this clause, the total amount payable by the Government in the event of termination of applicable contract line item(s) for convenience includes cost, profit, and estimated termination settlement costs for those items(s).
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(c) (U) Notwithstanding the dates specified in the allotment schedule in paragraph (j) of this clause, the Contractor will notify the Contracting Officer in writing at least ninety days prior to the date when, in the Contractor’s best judgment, the work will reach the point at which the total amount payable by the Government, including any cost for termination for convenience, will approximate 85 percent of the total amount then allotted to the contract for performance of the applicable item(s). The notification will state (1) the estimated date when that point will be reached and (2) an estimate of additional funding, if any, needed to continue performance of applicable line items up to the next scheduled date for allotment of funds identified in paragraph (j) of this clause, or to a mutually agreed upon substitute date. The notification will also advise the Contracting Officer of the estimated amount of additional funds that will be required for the timely performance of the item(s) funded pursuant to this clause, for subsequent period as may be specified in the allotment schedule in paragraph (j) of this clause, or otherwise agreed to by the parties. If after such notification additional funds are not allotted by the date identified in the Contractor’s notification, or by an agreed substitute date, the Contracting Officer will terminate any item(s) for which additional funds have not be allotted, pursuant to the clause of this contract entitled “Termination for Convenience of the Government.”
(d) (U) When additional funds are allotted for continued performance of the contract line item(s) identified in paragraph (a) of this clause the parties will agree as to the period of contract performance which will be covered by the funds. The provisions of paragraph (b) through (d) of this clause will apply in like manner to the additional allotted funds and agreed substitute date, and the contract will be modified accordingly.
(e) (U) If, solely by reason of failure of the Government to allot additional funds, by the dates indicated below, in amounts sufficient for timely performance of the contract line item(s) identified in paragraph (a) of this clause, the Contractor incurs additional costs or is delayed in the performance of the work under this contract and if additional funds are allotted, an equitable adjustment will be made in the price or prices (including appropriate target, billing, and ceiling prices where applicable) of the item(s), or in the time of delivery, or both. Failure to agree to any such equitable adjustment hereunder will be a dispute concerning a question of fact within the meaning of the clause entitled “Disputes.”
(f) (U) The Government may at any time prior to termination allot additional funds for the performance of the contract line item(s) identified in paragraph (a) of this clause.
(g) (U) The termination provisions of this clause do not limit the rights of the Government under the clause entitled “Default.” The provisions of this clause are limited to the work and allotment of funds for the contract line item(s) set forth in paragraph (a) of this clause. This clause no longer applies once the contract is fully funded except with regard to the rights or obligations of the parties concerning equitable adjustments negotiated under paragraphs (d) or (e) of this clause.
(h) (U) Nothing in this clause affects the right of the Government to terminate this contract pursuant to the clause of this contract entitled “Termination for Convenience of the Government.”
(i) (U) Nothing in this clause shall be construed as authorization of voluntary services whose acceptance is otherwise prohibited under 31 U.S.C. 1342.
(j) (U) The parties contemplate that the Government will allot funds to this contract in accordance with the following schedule: Quarterly by Government Fiscal Year.
I.32	(U) DFARS 252.232-7010 LEVIES ON CONTRACT PAYMENTS. (DEC 2006)
I.33	(U) DFARS 252.243-7001 NOTICE OF CONTRACT MODIFICATIONS. (DEC 1991)
I.34	(U) SUBCONTRACTING REPORTING SYSTEM
(U) In accordance with DoD Class Deviation 2008-O0008 dated 12 Feb 2009, as stated in DFARS 219.708(b)(1)(B), the following clauses are authorized for use in lieu of the FAR and DFARS clauses. The full text of all the below Deviation Clauses may be obtained using the link to the Class Deviation provided at DFARS 219.708(b)(1)(B).
a. (U) In reference to FAR Clause provided at I.6, FAR 52.212-5(b)(11); 52.219-9, Small Business Subcontracting Plan (DEVIATION) applies in lieu of FAR Clause 52.219-9, Small Business Subcontracting Plan (APR 2008).
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b. (U) In reference to DFARS Clause provided at I.27, 252.212-7001(c)(3); 252.219-7003, Small Business Subcontracting Plan (DoD Contracts)(DEVIATION) applies in lieu of 252.219-7003, Small Business Subcontracting Plan (DoD Contracts).
c. (U) In reference to DFARS Clause provided at I.27, 252.212-7001(c)(4); use 252.219-7004, Small Business Subcontracting Plan (Test Program) applies in lieu of 252.219-7004, Small Business Subcontracting Plan (Test Program) (AUG 2008).
d. (U) All the above clauses that apply are incorporated by reference.
U) SECTION J — List of Documents Exhibits and Other Attachments
J.1	(U) LIST OF DOCUMENTS, EXHIBITS, AND OTHER ATTACHMENTS
This Table is UNCLASSIFIED

Attachment	Description	Date
1	EnhancedView Imagery Acquisition Statement of Work (SOW) (CLASSIFIED)	June 28, 2010
2	DD Form 254, Contract Security Classification Specification, Revision 1	January 27, 2010
3	Government Furnished Property List (to be determined based on Offeror’s proposal)	July 6, 2010
4	Small Business Subcontracting Plan (to be provided by Offeror)	July 6, 2010
5	List of Data Delivered with Government Purpose Rights (to be provided by Offeror)	July 6, 2010
6	List of Data with Limited Rights (to be provided by Offeror)	July 6, 2010
7	Nondisclosure Agreement
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UNCLASSIFIED

SOLICITATION/CONTRACT/ORDER FOR COMMERCIAL ITEMS OFFEROR TO COMPLETE BLOCKS 12, 17, 23, 24, & 30				1. REQUISITION NUMBER See Schedule	PAGE 1 OF
2. CONTRACT NO.		3. AWARD/EFFECTIVE DATE	4. ORDER NUMBER	5. SOLICITATION NUMBER	6. SOLICITATION ISSUE DATE
HM021010C0002		08/06/2010		HM021009R0002	05/14/2010
7. FOR SOLICITATION INFORMATION CALL:	►	a. NAME [**Redacted**]		b. TELEPHONE NUMBER (No collect calls) [**Redacted**]	8. OFFER DUE DATE/LOCAL TIME ED

9. ISSUED BY [**Redacted**]		CODE HM0210	10. THIS ACQUISITION IS ☑ UNRESTRICTED OR	☐ SET ASIDE: % FOR:
			NAICS: 541360	☐ SMALL BUSINESS ☐ HUBZONE SMALL BUSINESS	☐ EMERGING SMALL BUSINESS
			SIZE STANDARD: $4.5	☐ SERVICE-DISABLED VETERAN- OWNED SMALL BUSINESS	☐ 8 (A)
11. DELIVERY FOR FOB DESTINA- TION UNLESS BLOCK IS MARKED	12. DISCOUNT TERMS Net 30		☑ 13a. THIS CONTRACT IS A RATED ORDER UNDER DPAS (15 CFR 700)	13b. RATING DOA7 14. METHOD OF SOLICITATION
☐ SEE SCHEDULE				☐ RFQ ☐ IFB ☑RFP
15. DELIVER TO		CODE SEESOW	16. ADMINISTERED BY		CODE [**Redacted**]
See Statement of Work			[**Redacted**]
17a. CONTRACTOR/ OFFEROR	CODE 1CGQ7	FACILITY CODE	18a. PAYMENT WILL BE MADE BY		CODE 880300
DIGITALGLOBE, INC. Attn: DIGITALGLOBE, INC. 1601 DRY CREEK DRIVE SUITE 260 LONGMONT CO 80503-6493			[**Redacted**]

TELEPHONE NO.
☐ 17b. CHECK IF REMITTANCE IS DIFFERENT AND PUT SUCH ADDRESS IN OFFER			18b. SUBMIT INVOICES TO ADDRESS SHOWN IN BLOCK 18a UNLESS BLOCK BELOW IS CHECKED ☐ SEE ADDENDUM

19.	20.	21.	22.	23.	24.
ITEM NO.	SCHEDULE OF SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
1	Tax ID Number: 31-1420852
DUNS Number: 789638418
ENHANCEDVIEW IMAGERY ACQUISITION CONTRACT UNCLASSIFIED
Commercial Satellite Imagery — Service Level Agreement
	For Pixel & Imagery Acquisition/Operations (Baseline Collection Capacity). CLIN VALUE$250,000,000.00 Continued				[**Redacted**]

(Use Reverse and/or Attach Additional Sheets as Necessary)

25. ACCOUNTING AND APPROPRIATION DATA			26. TOTAL AWARD AMOUNT (For Govt. Use Only)
See Section G			[**Redacted**]

☐ 27a. SOLICITATION INCORPORATES BY REFERENCE FAR 52.212-1, 52.212-4. FAR 52.212-3 AND 52.212-5 ARE ATTACHED. ADDENDA	☐ ARE	☐ ARE NOT ATTACHED
☐ 27b. CONTRACT/PURCHASE ORDER INCORPORATES BY REFERENCE FAR 52.212-4. FAR 52.212-5 IS ATTACHED. ADDENDA	☐ ARE	☐ ARE NOT ATTACHED

☑	28. CONTRACTOR IS REQUIRED TO SIGN THIS DOCUMENT AND RETURN 1 COPIES TO ISSUING OFFICE. CONTRACTOR AGREES TO FURNISH AND

DELIVER ALL ITEMS SET FORTH OR OTHERWISE IDENTIFIED ABOVE AND ON ANY ADDITIONAL SHEETS SUBJECT TO THE TERMS AND CONDITIONS SPECIFIED	☐	29. AWARD OF CONTRACT: REF. OFFER DATED . YOUR OFFER ON SOLICITATION (BLOCK 5), INCLUDING ANY ADDITIONS OR CHANGES WHICH ARE SET FORTH HEREIN, IS ACCEPTED AS TO ITEMS:

30a.	SIGNATURE OF OFFEROR/CONTRACTOR			31a.	UNITED STATES OF AMERICA (SIGNATURE OF CONTRACTING OFFICER)
	/s/ Walter Scott				[**Redacted**]

30b.	NAME AND TITLE OF SIGNER (Type or print) Walter Scott, Chief Technical Officer and Executive Vice President	30c.	DATE SIGNED [**Redacted**]	31b.	NAME OF CONTRACTING OFFICER (Type or print) [**Redacted**]	31c.	DATE SIGNED 08/06/2010

AUTHORIZED FOR LOCAL REPRODUCTION	UNCLASSIFIED	STANDARD FORM 1449 (REV. 3/2005)
PREVIOUS EDITION IS NOT USABLE		Prescribed by GSA — FAR (48 CFR) 53.212